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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2012 through February 28, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                      Pioneer Short Term
                      Income Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     STABX
                      Class B     STBBX
                      Class C     PSHCX
                      Class Y     PSHYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         51

Notes to Financial Statements                                                59

Approval of Investment Advisory Agreement                                    68

Trustees, Officers and Service Providers                                     72

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 3

Portfolio Management Discussion | 2/28/13

In the following interview, Richard Schlanger and Charles Melchreit, portfolio managers of Pioneer Short Term Income Fund, discuss the factors that influenced the Fund's performance over the six-month period ended February 28, 2013. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors during the six-month period ended February 28, 2013?

A The period began last September against a backdrop of continued concern over the European sovereign-debt crisis and its potential to undermine the global economy. Fortunately, central banks around the globe soon would step forward with more accommodative fiscal policies. First, the European Central Bank cut its overnight deposit rate to zero, and announced it would ease refinancing conditions and greatly lower the risk of sovereign default by committing to open-ended purchases of short-term debt issued by troubled nations within the euro zone. Then, citing continued unacceptably weak employment conditions, the U.S. Federal Reserve (the Fed) announced further plans for bond purchases, including government agency mortgages, under its third round of quantitative easing (QE3), and also committed to maintaining short-term interest rates at near zero for the time being. The prospect of prolonged and widespread monetary support for the global economy, along with clear evidence of a rebound in U.S. housing, helped to support the risk-oriented sectors into the fall of 2012.

    Toward the end of 2012, however, positive investor sentiment driven by the Fed's actions and signs of strength in key sectors, such as housing, would be offset somewhat by headlines about the debate in Washington over the U.S. government's fiscal policies. In particular, following the November U.S. elections, investors focused on the political stalemate that threatened the U.S. economy with automatic budget cuts and tax increases--the so-called "fiscal cliff." That scenario, ultimately, was narrowly averted at year-end.

    Early 2013 saw significant strengthening in U.S. auto and housing data as well as modest, ongoing improvement in employment--news that added to the sense that the U.S. economic recovery was gaining traction. There also was evidence that China would maintain economic growth at levels sufficient to meaningfully support the global economy.

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

    Throughout the six-month period, the Fed continued to underpin conditions through its low-interest-rate policy and QE3. Nonetheless, interest rates rose modestly between August 31, 2012, and February 28, 2013. To illustrate, the two-year Treasury yield rose by three basis points (0.03%), from 0.22% to 0.25%, the five-year Treasury yield rose by 18 basis points (0.18%), from 0.59% to 0.77%, and the 10-year Treasury yield rose by 32 basis points (0.32%), from 1.57% to 1.89%. Credit spreads generally narrowed over the six-month period, supported in part by extraordinarily low Treasury yields that held little appeal to income-oriented investors (credit spreads are commonly defined as the differences in yield between Treasury securities and other fixed-income securities with similar maturities).

Q How did the Fund perform in that environment during the six months ended February 28, 2013?

A Pioneer Short Term Income Fund's Class A shares returned 1.42% at net asset value during the six months ended February 28, 2013, while the Fund's benchmark, the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.40%. During the same period, the average return of the 278 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.07%.

Q Which of your investment strategies had the biggest effects on the Fund's performance during the six months ended February 28, 2013?

A Allocation of assets among the fixed-income sectors was the largest overall contributor to the Fund's performance during the period. Throughout the period, we maintained sharply reduced portfolio exposure to U.S. Treasury issues, reflecting our view that Treasuries have not been valued attractively compared with credit-sensitive securities, given Treasuries' negative real yields (or yields after accounting for inflation). The decision to underweight the Fund to Treasuries helped returns relative to the Barclays Index, as the credit-sensitive sectors outperformed over the six-month period.

    Much of the portfolio's underweight to Treasuries was deployed in sectors that are not included in the benchmark Barclays Index, and that strategy worked out well for the Fund. The non-benchmark investments included those in a variety of pass-through sectors, such as residential and commercial mortgage-backed securities (MBS), as well as asset-backed securities (ABS), including ABS backed by home equity loans, auto loans and credit card receivables.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 5

    At the security level, the Fund's significant positions in securities backed by pools of residential mortgages were the biggest positive contributors to performance during the six-month period. Within that group, we saw opportunities to add high-quality issues to the portfolio at attractive valuations, and the holdings performed well as investor sentiment regarding the housing market improved over the six-month period. The Fund's substantial position in ABS benefited from strengthened investor sentiment about credit, as economic conditions improved. Finally, the Fund had a modest position in so-called "catastrophe" (CAT) bonds, which are sponsored by insurance companies seeking to protect themselves against the financial impact of a specific natural disaster. In addition to providing a diversification* benefit to the portfolio, the incremental income provided by the CAT bonds, compared with the income offered by most other fixed-income sectors, contributed to the Fund's benchmark-relative returns during the period.

    On the downside, the performance of the Fund's commercial MBS holdings was negatively affected by faster-than-expected prepayments.

    The Fund's overall duration at the end of February was 0.96 years, compared with 1.90 years for the Barclays Index. The Fund's shorter-duration stance was a slight positive for benchmark-relative returns, as interest rates rose over the full six-month period (duration is a measure of a portfolio's price sensitivity to changes in interest rates).

Q What is your assessment of the current climate for fixed-income investing and how is that view reflected in the Fund's positioning?

A While the U.S. employment picture has improved, there is still a significant distance to travel before overall labor utilization reaches healthy levels by historical standards. Given that backdrop, we do not expect the Fed to remove its accommodative policies for at least the next several months. That said, even absent certain factors that would lead to dramatic increases in interest rates, there clearly continues to be much more room for rates to rise from current levels rather than for them to fall. As a result, we are comfortable with maintaining an overall portfolio duration that is below that of the Barclays Index benchmark. We also have added floating-rate securities to the portfolio as a measure of protection in the event the market begins to price in a sooner-than-expected removal of the Fed's accommodative policies.

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

    We continue to view credit sectors that trade at a yield spread over Treasuries as attractive on a relative basis. While we have continued to underweight the Fund to Treasuries, given the recent tightening of spreads following the recent outperformance of the credit sectors, we have been trimming (at the margin) the proportion of MBS and ABS held in the portfolio, while adding modestly to the Fund's Treasury position.

    We view current fundamentals as continuing to be supportive of corporate issues, especially given the high levels of cash still appearing on many balance sheets and a favorable financing environment. With credit spreads having narrowed, however, we view corporate valuations as a neutral factor overall, and we are being selective in adding credit-sensitive exposure to the portfolio. We believe that opportunities to add to the Fund's benchmark-relative performance over the near-to-intermediate term are more likely to be driven by individual security selection than by adding credit risk.

    We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value for the Fund's shareholders at the individual security selection level. As always, we will seek to maintain a portfolio that provides a high level of current income, while limiting the effects of changes in interest rates on the Fund's share price.

Please refer to the Schedule of Investments on pages 17-51 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 7

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Portfolio Summary | 2/28/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        30.7%
U.S. Corporate Bonds                                                       18.6%
U.S. Government Securities                                                 18.3%
Asset Backed Securities                                                    16.4%
International Corporate Bonds                                              10.3%
Municipal Bonds                                                             3.4%
Senior Secured Loans                                                        2.3%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        35.7%
AA                                                                         13.0%
A                                                                          18.1%
BBB                                                                        20.7%
BB                                                                          6.9%
B                                                                           1.7%
CCC                                                                         1.2%
Not Rated                                                                   2.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

  1.  U.S. Treasury Notes, 0.125%, 9/30/13                                            6.04%
-------------------------------------------------------------------------------------------
  2.  U.S. Treasury Notes, 0.25%, 10/31/13                                            4.12
-------------------------------------------------------------------------------------------
  3.  U.S. Treasury Notes, 0.125%, 12/31/13                                           3.18
-------------------------------------------------------------------------------------------
  4.  Fannie Mae Grantor Trust 2001-T1, Floating Rate Note, 10/25/40                  1.53
-------------------------------------------------------------------------------------------
  5.  U.S. Treasury Notes, 0.5%, 11/15/13                                             1.31
-------------------------------------------------------------------------------------------
  6.  State of California, 2.5%, 6/20/13                                              0.75
-------------------------------------------------------------------------------------------
  7.  HSBC Bank Plc, Floating Rate Note, 1/17/14 (144A)                               0.64
-------------------------------------------------------------------------------------------
  8.  Residential Asset Securitization Trust 2003-A2, Floating Rate Note, 5/25/33     0.63
-------------------------------------------------------------------------------------------
  9.  Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                      0.58
-------------------------------------------------------------------------------------------
 10.  Banc of America Mortgage 2003-H Trust, Floating Rate Note, 9/25/33              0.57
-------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 9

Prices and Distributions | 2/28/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       2/28/13                      8/31/12
--------------------------------------------------------------------------------
           A                          $9.73                        $9.72
--------------------------------------------------------------------------------
           B                          $9.72                        $9.71
--------------------------------------------------------------------------------
           C                          $9.71                        $9.70
--------------------------------------------------------------------------------
           Y                          $9.71                        $9.70
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-2/28/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                       Investment          Short-Term               Long-Term
         Class           Income          Capital Gains            Capital Gains
--------------------------------------------------------------------------------
           A             $0.1272             $  --                    $  --
--------------------------------------------------------------------------------
           B             $0.0834             $  --                    $  --
--------------------------------------------------------------------------------
           C             $0.0906             $  --                    $  --
--------------------------------------------------------------------------------
           Y             $0.1432             $  --                    $  --
--------------------------------------------------------------------------------

The Barclays One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, at public offering price, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                    3.38%                    3.07%
5 Years                     3.46                     2.94
1 Year                      3.51                     0.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross                       Net
--------------------------------------------------------------------------------
1.30%                       0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Short-Term      Barclays One- to Three-Year
                           Income Fund             Government/Credit Index
7/31/2004                  $   9,750               $  10,000
2/28/2005                  $   9,816               $  10,062
2/28/2006                  $   9,986               $  10,294
2/28/2007                  $  10,438               $  10,810
2/29/2008                  $  10,960               $  11,732
2/28/2009                  $  10,504               $  12,009
2/28/2010                  $  11,774               $  12,581
2/28/2011                  $  12,264               $  12,830
2/29/2012                  $  12,552               $  13,055
2/28/2013                  $  12,992               $  13,194

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 11

Performance Update | 2/28/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                    2.47%                    2.47%
5 Years                     2.53                     2.53
1 Year                      2.59                     0.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross                       Net
--------------------------------------------------------------------------------
1.99%                       1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Short-Term      Barclays One- to Three-Year
                           Income Fund             Government/Credit Index
7/31/2004                  $  10,000               $  10,000
2/28/2005                  $  10,031               $  10,062
2/28/2006                  $  10,121               $  10,294
2/28/2007                  $  10,489               $  10,810
2/29/2008                  $  10,905               $  11,732
2/28/2009                  $  10,355               $  12,009
2/28/2010                  $  11,516               $  12,581
2/28/2011                  $  11,877               $  12,830
2/29/2012                  $  12,047               $  13,055
2/28/2013                  $  12,359               $  13,194

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                    2.55%                    2.55%
5 Years                     2.64                     2.64
1 Year                      2.80                     2.80
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.71%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Short-Term      Barclays One- to Three-Year
                           Income Fund             Government/Credit Index
7/31/2004                  $  10,000               $  10,000
2/28/2005                  $  10,042               $  10,062
2/28/2006                  $  10,110               $  10,294
2/28/2007                  $  10,486               $  10,810
2/29/2008                  $  10,920               $  11,732
2/28/2009                  $  10,379               $  12,009
2/28/2010                  $  11,537               $  12,581
2/28/2011                  $  11,925               $  12,830
2/29/2012                  $  12,102               $  13,055
2/28/2013                  $  12,440               $  13,194

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 13

Performance Update | 2/28/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Short Term Income Fund, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                    3.72%                    3.72%
5 Years                     3.77                     3.77
1 Year                      3.85                     3.85
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Short-Term      Barclays One- to Three-Year
                           Income Fund             Government/Credit Index
7/31/2004                  $  5,000,000            $  5,000,000
2/28/2005                  $  5,057,307            $  5,031,162
2/28/2006                  $  5,156,324            $  5,146,787
2/28/2007                  $  5,414,585            $  5,404,881
2/29/2008                  $  5,701,140            $  5,865,962
2/28/2009                  $  5,471,510            $  6,004,495
2/28/2010                  $  6,157,941            $  6,290,306
2/28/2011                  $  6,436,466            $  6,415,007
2/29/2012                  $  6,604,899            $  6,527,462
2/28/2013                  $  6,859,139            $  6,596,892

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
 Share Class                           A           B           C           Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00   $1,000.00   $1,000.00   $1,000.00
 Value on 9/1/12
--------------------------------------------------------------------------------
 Ending Account                    $1,014.20   $1,009.60   $1,010.40   $1,015.90
 Value (after expenses)
 on 2/28/13
--------------------------------------------------------------------------------
 Expenses Paid                         $4.49       $8.77       $8.32       $3.05
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.90%, 1.76%, 1.67%, and 0.61% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
 Share Class                           A           B           C           Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00   $1,000.00   $1,000.00   $1,000.00
 Value on 9/1/12
--------------------------------------------------------------------------------
 Ending Account                    $1,020.33   $1,016.07   $1,016.51   $1,021.77
 Value (after expenses)
 on 2/28/13
--------------------------------------------------------------------------------
 Expenses Paid                         $4.51       $8.80       $8.35       $3.06
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.90%, 1.76%, 1.67%, and 0.61% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Schedule of Investments | 2/28/13 (unaudited)

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 16.4%
                                           MATERIALS -- 5.2%
                                           Commodity Chemicals -- 0.3%
    800,000         2.70           NR/A2   Navistar Financial Dealer Note Master
                                           Owner Trust II, Floating Rate Note,
                                           10/25/16 (144A)                                  $      807,134
----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.1%
    285,889                        NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28               $      297,838
----------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.6%
    136,323         6.50        BB+/Baa2   ACE Securities Corp., Manufactured
                                           Housing Trust Series 2003-MH1,
                                           Floating Rate Note, 8/15/30 (144A)               $      137,584
  1,402,837         0.65          AAA/A2   Lehman ABS Manufactured Housing
                                           Contract Trust 2002-A, Floating Rate
                                           Note, 6/15/33                                         1,367,809
                                                                                            --------------
                                                                                            $    1,505,393
----------------------------------------------------------------------------------------------------------
                                           Steel -- 3.8%
    240,000         0.60        CCC/Baa3   Accredited Mortgage Loan Trust 2005-2,
                                           Floating Rate Note, 7/25/35                      $      231,140
    397,555         0.47        BB+/Baa3   Aegis Asset Backed Securities Trust
                                           2005-5, Floating Rate Note, 12/25/35                    374,167
    605,050         0.56         AAA/Aaa   Aegis Asset Backed Securities Trust
                                           Mortgage Pass-Through Certificates Series
                                           2004-3, Floating Rate Note, 9/25/34                     593,387
     36,558         0.86         AA+/Aa2   Asset Backed Securities Corp., Home
                                           Equity, Floating Rate Note, 4/25/35                      36,479
    356,010         4.91          AA+/NR   Bayview Financial Asset Trust 2003-A,
                                           Floating Rate Note, 2/25/33 (144A)                      363,602
    585,854         0.50          AA+/A1   Bayview Financial Mortgage
                                           Pass-Through Trust 2006-B, Floating
                                           Rate Note, 4/28/36                                      563,292
     82,091         0.47          AA+/A1   Bayview Financial Mortgage
                                           Pass-Through Trust 2006-B, Floating
                                           Rate Note, 4/28/36                                       78,351
    425,000         0.65          AA/Aa2   Bayview Financial Mortgage
                                           Pass-Through Trust Series 2005-B,
                                           Floating Rate Note, 4/28/39                             417,005
    300,000         1.25          AA+/A3   Bear Stearns Asset Backed Securities
                                           I Trust 2004-BO1, Floating Rate
                                           Note, 10/25/34                                          284,063
    464,161         0.70          A+/Ba3   Bear Stearns Asset Backed Securities
                                           I Trust 2005-FR1, Floating Rate
                                           Note, 6/25/35                                           453,437
    247,661         0.68         AA+/Aa2   Bear Stearns Asset Backed Securities
                                           I Trust 2005-HE6, Floating Rate
                                           Note, 6/25/35                                           241,630

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 17

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
    281,627         0.70          AA+/NR   Bear Stearns Asset Backed Securities
                                           I Trust 2005-HE8, Floating Rate
                                           Note, 8/25/35                                    $      280,287
     29,879         0.31        AA+/Baa1   Bear Stearns Asset Backed Securities
                                           I Trust 2006-HE10, Floating Rate
                                           Note, 12/25/36                                           29,822
    946,724         0.60         AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                           Note, 9/25/35                                           921,686
    649,106         0.98         AA+/Ba1   GSAA Home Equity Trust 2004-6,
                                           Floating Rate Note, 6/25/34                             621,255
    262,326         0.45           B+/B3   GSAA Home Equity Trust 2005-11,
                                           Floating Rate Note, 10/25/35                            256,954
    116,153         0.86           AA/A1   Home Equity Asset Trust 2005-3,
                                           Floating Rate Note, 8/25/35                             113,065
    222,287         0.61         AAA/Aaa   Home Equity Asset Trust 2005-5,
                                           Floating Rate Note, 11/25/35                            220,041
    107,624         0.38         BBB+/A1   Home Equity Asset Trust 2006-3,
                                           Floating Rate Note, 7/25/36                             106,924
    123,047         0.39         AA+/Aa1   HSBC Home Equity Loan Trust USA
                                           2007-2, Floating Rate Note, 7/20/36                     120,451
    283,484                      NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                           5.32%, 6/25/35 (Step)                                   276,228
     82,717         0.54           BB/A2   IXIS Real Estate Capital Trust 2005-HE4,
                                           Floating Rate Note, 2/25/36                              80,242
  1,022,151         0.43          BB+/A2   Mastr Asset Backed Securities Trust
                                           2006-AB1, Floating Rate Note, 2/25/36                 1,010,001
    129,888         0.52          A+/Ba1   Morgan Stanley Home Equity Loan Trust
                                           2005-4, Floating Rate Note, 9/25/35                     124,849
    162,497         0.55         AAA/Aaa   New Century Home Equity Loan Trust
                                           Series 2005-1, Floating Rate
                                           Note, 3/25/35                                           157,999
    843,517         0.50         AAA/Aa1   New Century Home Equity Loan Trust
                                           Series 2005-2, Floating Rate
                                           Note, 6/25/35                                           835,111
    198,841         0.46         AA+/Aa3   Option One Mortgage Loan Trust 2005-4
                                           Asset-Backed Certificates Series 2005-4,
                                           Floating Rate Note, 11/25/35                            195,598
     46,799         0.32          A+/Aa3   Option One Mortgage Loan Trust
                                           2007-HL1, Floating Rate Note, 2/25/38                    46,648
    250,000         0.77         AAA/Aaa   Penarth Master Issuer Plc, Floating Rate
                                           Note, 3/18/14 (144A)                                    250,022
    157,538         0.64          AA+/A1   RASC Series 2005-KS7 Trust, Floating
                                           Rate Note, 8/25/35                                      153,343
    204,373         0.98         AA/Baa3   Soundview Home Loan Trust 2005-3,
                                           Floating Rate Note, 6/25/35                             202,039
     23,289         0.43          AA+/A1   Specialty Underwriting & Residential
                                           Finance Trust Series 2005-BC4, Floating
                                           Rate Note, 9/25/36                                       23,269

The accompanying notes are an integral part of these financial statements.

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
    615,147         0.50         BBB+/B2   Specialty Underwriting & Residential
                                           Finance Trust Series 2006-BC1, Floating
                                           Rate Note, 12/25/36                              $      591,026
                                                                                            --------------
                                                                                            $   10,253,413
----------------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.4%
    500,000         1.05         AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 5/15/19 (144A)                        $      506,640
    400,000         0.85         AAA/Aaa   Penarth Master Issuer Plc, Floating Rate
                                           Note, 5/18/15 (144A)                                    399,956
                                                                                            --------------
                                                                                            $      906,596
                                                                                            --------------
                                           Total Materials                                  $   13,770,374
----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Railroads -- 0.1%
    247,648                         A/NR   Trinity Rail Leasing LP, 2.266%,
                                           1/15/43 (144A)                                   $      257,438
                                                                                            --------------
                                           Total Transportation                             $      257,438
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 1.1%
                                           Auto Parts & Equipment -- 0.2%
CAD 528,710                       AAA/NR   Ford Auto Securitization Trust Series
                                           2011-R1 Asset-Backed Notes, 2.431%,
                                           11/15/14 (144A)                                  $      521,718
----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.9%
     26,615                      AAA/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2009-1, 9.79%, 4/15/14                     $       26,931
    567,000                       AA/Aa2   AmeriCredit Automobile Receivables
                                           Trust 2010-2, 6.24%, 6/8/16                             609,508
    150,000                        A+/NR   AmeriCredit Automobile Receivables
                                           Trust, 1.57%, 1/8/19                                    150,467
    100,000                       NR/Aa3   AmeriCredit Automobile Receivables
                                           Trust, 4.04%, 7/10/17                                   106,333
     97,558                       NR/Aaa   BMW Vehicle Owner Trust 2011-A,
                                           0.76%, 8/25/15                                           97,840
    646,979         1.20          AA-/NR   Hyundai Capital Auto Funding VIII, Ltd.,
                                           Floating Rate Note, 9/20/16 (144A)                      648,337
    240,434                        A+/NR   Santander Drive Auto Receivables Trust
                                           2011-S2, 3.35%, 6/15/17 (144A)                          241,954
    500,000                         A/A1   Santander Drive Auto Receivables Trust
                                           2012-1, 3.78%, 11/15/17                                 525,297
    125,000                         A/A1   Santander Drive Auto Receivables Trust
                                           2012-5, 2.7%, 8/15/18                                   130,592
                                                                                            --------------
                                                                                            $    2,537,259
                                                                                            --------------
                                           Total Automobiles & Components                   $    3,058,977
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 19

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Hotels, Resorts & Cruise Lines -- 0.2%
    292,008                         A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                           1/20/25 (144A)                                   $      294,563
    228,512                         A/NR   Westgate Resorts LLC, 2.5%,
                                           3/20/25 (144A)                                          228,869
                                                                                            --------------
                                                                                            $      523,432
                                                                                            --------------
                                           Total Consumer Services                          $      523,432
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 7.3%
                                           Diversified Banks -- 0.1%
    118,890         0.58          AA+/NR   Wells Fargo Home Equity Asset-Backed
                                           Securities 2005-3 Trust, Floating Rate
                                           Note, 12/25/35                                   $      116,982
     65,402         0.29          NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                           Securities 2007-2 Trust, Floating Rate
                                           Note, 4/25/37                                            64,345
                                                                                            --------------
                                                                                            $      181,327
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 7.2%
    120,328         0.38          BB+/B3   ACE Securities Corp Home Equity Loan
                                           Trust Series 2006-ASAP2, Floating Rate
                                           Note, 3/25/36                                    $      116,103
    348,538         0.50         AA+/Aa1   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates Series
                                           2004-R11, Floating Rate Note, 11/25/34                  346,583
     99,242         0.40         AA+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates Series
                                           2005-R6, Floating Rate Note, 8/25/35                     96,641
    194,923         1.20         AAA/Aa3   Amortizing Residential Collateral Trust
                                           2004-1, Floating Rate Note, 10/25/34                    192,211
    340,188         0.75          AAA/NR   ARI Fleet Lease Trust 2012-A, Floating
                                           Rate Note, 3/15/20 (144A)                               341,287
    425,894                        NR/NR   Ascentium Equipment Receivables LLC,
                                           1.83%, 9/15/19 (144A)                                   426,017
    369,350         0.83         AAA/Aaa   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 5/28/44                             364,225
    270,077         0.79         AAA/Aaa   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 8/28/44                             264,329
    370,517         4.64        AA+/Baa2   Bear Stearns Asset Backed Securities Trust
                                           2003-SD2, Floating Rate Note, 6/25/43                   365,948
    136,820                        AA/NR   CarNow Auto Receivables Trust 2012-1,
                                           2.09%, 1/15/15 (144A)                                   136,888
  1,396,794         0.38        BBB-/Ba3   Carrington Mortgage Loan Trust Series
                                           2006-OPT1, Floating Rate Note, 2/25/36                1,387,790
    239,425         1.22       BBB-/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 11/25/34                            226,065
    376,066         0.61          AAA/A3   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/35                             375,908

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
     37,099         1.10         A-/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/37                      $       37,018
     61,247         1.00         AAA/Aa3   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 8/25/35                              61,248
    140,579         0.57          AA+/A2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 1/25/36                             140,036
     52,479         5.68           BB/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 10/25/46                             52,335
    203,214         0.59         AAA/Aa3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 11/25/34                            197,331
    346,796         5.07          BB+/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 2/25/36                             351,366
    424,040         1.10         A+/Baa1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/35                             417,677
    196,000         0.31        BBB-/Ba3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/37                             195,420
     93,885         0.38           B-/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/36                              93,261
    756,293         0.64           A+/A2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/35                             755,553
    168,824         0.55         BB+/Ba2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 8/25/47                             167,525
    239,583                         A/NR   Cronos Containers Program, Ltd., 3.81%,
                                           9/18/27 (144A)                                          249,008
    550,000         1.10         B-/Caa3   Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/28/37 (144A)                      518,869
    460,229         4.14         AAA/Aaa   Equity One Mortgage Pass-Through Trust
                                           2004-1, Floating Rate Note, 4/25/34                     470,939
    191,011                       AAA/NR   First Investors Auto Owner Trust 2012-2,
                                           1.47%, 5/15/18 (144A)                                   191,389
    200,000                         A/NR   First Investors Auto Owner Trust, 2.02%,
                                           1/15/19 (144A)                                          199,816
     56,007         0.85            A/A2   GSAMP Trust 2005-HE2, Floating Rate
                                           Note, 3/25/35                                            54,815
    450,000                       AAA/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 0.898%, 1/15/44 (144A)                    450,270
    200,000                         A/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 1.644%, 1/15/44 (144A)                    200,400
    250,000                        AA/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 1.744%, 1/16/46 (144A)                    250,700
    125,000                       BBB/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 2.487%, 1/15/44 (144A)                    125,312
    350,000                       BBB/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 4.94%, 10/15/45 (144A)                    364,105
    315,599                        A+/B1   Home Equity Mortgage Trust, 5.821%,
                                           4/25/35 (Step)                                          310,202
    500,000                       AAA/NR   Honda Auto Receivables Owner Trust,
                                           0.35%, 6/22/15                                          499,986

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 21

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    195,000                       NR/Aaa   Leaf Receivables Funding 8 LLC, 1.55%,
                                           11/15/17 (144A)                                  $      197,176
    550,000         2.45         A+/Baa1   Madison Avenue Manufactured Housing
                                           Contract, Floating Rate Note, 3/25/32                   537,793
    448,905         0.50            A/NR   Master Specialized Loan Trust, Floating
                                           Rate Note, 1/25/36 (144A)                               417,061
    252,124         0.40       BBB-/Baa1   Morgan Stanley ABS Capital I, Inc., Trust
                                           2006-WMC1, Floating Rate
                                           Note, 12/25/35                                          248,822
    550,000                       AAA/NR   Nationstar Agency Advance Funding Trust
                                           2013-T1A, 0.997%, 2/15/45 (144A)                        550,896
    207,555         0.82          AA+/A3   Park Place Securities, Inc., Asset-Backed
                                           Pass-Through Certificates Series 2004-WCW2,
                                           Floating Rate Note, 10/25/34                            207,150
    386,309         0.57        BBB+/Ba3   Park Place Securities, Inc., Asset-Backed
                                           Pass-Through Certificates Series 2005-WHQ4,
                                           Floating Rate Note, 9/25/35                             383,784
    923,000         1.40         AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                           2/15/16 (144A)                                          930,367
    761,886                      BB-/Ba1   Popular ABS Mortgage Pass-Through
                                           Trust 2004-4, 5.169%, 9/25/34 (Step)                    647,259
    221,330         0.45           B/Ba3   RAAC Series 2006-RP2 Trust, Floating
                                           Rate Note, 2/25/37 (144A)                               212,652
     59,480                         A/NR   Santander Drive Auto Receivables Trust
                                           2010-1, 1.89%, 5/15/17 (144A)                            59,809
    600,000         0.53          NR/Aaa   Smart Trust/Australia, Floating Rate
                                           Note, 6/14/15                                           600,459
    500,000         0.65          NR/Aaa   Smart Trust/Australia, Floating Rate
                                           Note, 9/14/16                                           500,547
    720,670                        AA/NR   SNAAC Auto Receivables Trust, 1.78%,
                                           6/15/16 (144A)                                          725,160
    364,213         0.46          BB+/NR   Soundview Home Loan Trust 2005-OPT4,
                                           Floating Rate Note, 12/25/35                            360,631
    350,000                        NR/NR   Stanwich Mortgage Loan Trust, 2.981%,
                                           2/16/43 (144A)                                          350,220
    341,715                         A/NR   Store Master Funding LLC, 5.77%,
                                           8/20/42 (144A)                                          360,823
     21,490                      BBB+/A2   Structured Asset Securities Corp.,
                                           Mortgage Loan Trust 2005-2XS, 4.44%,
                                           2/25/35 (Step)                                           21,453
    450,519                     BBB+/Ba2   Structured Asset Securities Corp.,
                                           Mortgage Loan Trust 2005-2XS, 4.65%,
                                           2/25/35 (Step)                                          461,985
     32,389         0.25          A+/Aa1   Structured Asset Securities Corp.,
                                           Mortgage Loan Trust 2007-BC1, Floating
                                           Rate Note, 2/25/37                                       32,279
    177,069                        A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                           9/20/29 (144A)                                          177,511

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    312,238         0.57          AA+/A2   Wachovia Mortgage Loan Trust Series
                                           2005-WMC1, Floating Rate
                                           Note, 10/25/35                                   $      307,070
                                                                                            --------------
                                                                                            $   19,285,483
                                                                                            --------------
                                           Total Banks                                      $   19,466,810
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 2.5%
                                           Other Diversified Financial Services -- 1.0%
    370,000                       NR/Aaa   BMW Vehicle Lease Trust, 0.4%, 1/20/15           $      370,004
    300,000                         A/A1   Capital Auto Receivables Asset Trust
                                           2013-1, 1.74%, 10/22/18                                 299,881
    125,000                     BBB/Baa2   Capital Auto Receivables Asset Trust
                                           2013-1, 2.19%, 9/20/21                                  124,903
    174,544                        AA/NR   Direct Capital Funding IV LLC, 1.673%,
                                           12/20/17 (144A)                                         174,544
    325,000                       BBB/NR   DT Auto Owner Trust 2011-1, 4.89%,
                                           1/17/17 (144A)                                          328,888
    137,500         0.45       BBB+/Baa3   GE Seaco Finance Srl, Floating Rate
                                           Note, 11/17/20 (144A)                                   135,658
    110,189         0.37        BB+/Baa2   Home Equity Asset Trust 2006-4, Floating
                                           Rate Note, 8/25/36                                      108,030
     13,977                     BBB+/Ba1   JP Morgan Mortgage Acquisition Trust
                                           2007-CH1, 5.453%, 11/25/36 (Step)                        13,955
    237,098         0.38        CCC/Caa1   RASC Series 2007-KS3 Trust, Floating
                                           Rate Note, 4/25/37                                      231,762
    337,746         1.20         A+/Baa3   Sierra Timeshare 2007-2 Receivables
                                           Funding LLC, Floating Rate Note,
                                           9/20/19 (144A)                                          334,843
    500,000                         A/NR   Springleaf Funding Trust 2013-A, 2.58%,
                                           9/15/21 (144A)                                          499,964
                                                                                            --------------
                                                                                            $    2,622,432
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.4%
    522,343                      AAA/Aaa   Conseco Finance, 7.55%, 4/15/32 (Step)           $      541,414
     73,324         6.69         AAA/Aaa   Conseco Finance, Floating Rate
                                           Note, 11/15/32                                           73,720
    256,000         0.64          NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 10/20/17                            256,544
    235,774                        NR/A2   Hercules Capital Funding Trust 2012-1,
                                           3.32%, 12/16/17 (144A)                                  236,805
                                                                                            --------------
                                                                                            $    1,108,483
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.7%
    314,352                        A+/NR   American Credit Acceptance Receivables
                                           Trust, 1.64%, 11/15/16 (144A)                    $      314,462
    282,848                       NR/Aa3   California Republic Auto Receivables
                                           Trust 2012-1, 1.18%, 8/15/17 (144A)                     282,848

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 23

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
    235,417                         A/NR   Global SC Finance II SRL, 4.11%,
                                           7/19/27 (144A)                                   $      247,017
    350,000         0.26         AAA/Aaa   MBNA Credit Card Master Note Trust,
                                           Floating Rate Note, 10/15/15                            349,946
    155,540                      AA/Baa1   Residential Funding Mortgage Securities II
                                           Home Loan Trust, 5.77%, 4/25/28 (Step)                  163,531
    285,000                       NR/Aaa   Santander Drive Auto Receivables Trust
                                           2011-2, 2.66%, 1/15/16                                  290,295
    380,000         1.05         AAA/Aaa   SLM Student Loan Trust 2004-10,
                                           Floating Rate Note, 4/27/26 (144A)                      376,607
                                                                                            --------------
                                                                                            $    2,024,706
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.3%
    476,787         0.60          B/Caa2   Southern Pacific Secured Asset Corp.,
                                           Floating Rate Note, 3/25/28                      $      343,399
    487,500         0.37        BBB/Baa2   Triton Container Finance LLC, Floating
                                           Rate Note, 11/26/21 (144A)                              478,541
                                                                                            --------------
                                                                                            $      821,940
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.1%
    200,000         0.65          NR/Aaa   Chesapeake Funding LLC, Floating Rate
                                           Note, 5/7/24 (144A)                              $      200,176
                                                                                            --------------
                                           Total Diversified Financials                     $    6,777,737
----------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $43,541,587)                               $   43,854,768
----------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 30.8%
                                           BANKS -- 19.2%
                                           Thrifts & Mortgage Finance -- 19.2%
    379,350         0.48          A+/Ba1   Adjustable Rate Mortgage Trust 2005-5,
                                           Floating Rate Note, 9/25/35                      $      348,952
    250,455         0.65         CCC/NR    Alternative Loan Trust 2003-14T1,
                                           Floating Rate Note, 8/25/18                             234,936
     82,480         0.75           A+/NR   Alternative Loan Trust 2003-9T1, Floating
                                           Rate Note, 7/25/33                                       81,910
    432,842                       BB-/B2   Alternative Loan Trust 2003-J1,
                                           4.75%, 10/25/33                                         442,442
    230,106         0.65        BBB+/Ba1    Alternative Loan Trust 2004-18CB,
                                           Floating Rate Note, 9/25/34                             228,183
    346,165                      BB+/Ba2    Alternative Loan Trust 2004-4CB,
                                           4.25%, 4/25/34                                          348,500
     98,244         5.75           NR/NR   American General Mortgage Loan Trust
                                           2009-1, Floating Rate Note,
                                           9/25/48 (144A)                                           98,378
    341,987         0.65           NR/A1   Banc of America Alternative Loan Trust
                                           2003-10, Floating Rate Note, 12/25/33                   328,862

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    185,283                        NR/B3   Banc of America Alternative Loan Trust
                                           2004-2, 5.5%, 3/25/19                            $      190,605
    265,740                        NR/B2   Banc of America Alternative Loan Trust
                                           2004-4, 5.25%, 5/25/34                                  270,302
    223,370                      BBB+/NR   Banc of America Funding 2003-3 Trust,
                                           5.5%, 10/25/33                                          234,850
     61,451                        B+/B1   Banc of America Funding 2005-6 Trust,
                                           5.75%, 10/25/35                                          61,799
    653,463         0.41            A/NR   Banc of America Funding 2010-R4 Trust,
                                           Floating Rate Note, 6/26/37 (144A)                      647,018
    650,000         1.30           A-/A3   Banc of America Large Loan Trust
                                           2007-BMB1, Floating Rate Note,
                                           8/15/29 (144A)                                          625,161
  1,532,784         3.14         NR/Baa3   Banc of America Mortgage 2003-H Trust,
                                           Floating Rate Note, 9/25/33                           1,537,082
  1,888,548                      NR/Caa2   Bayview Commercial Asset Trust, 3.89%,
                                           9/25/37 (Step) (144A)                                   175,824
  2,663,887         4.28         NR/Caa2   Bayview Commercial Asset Trust, Floating
                                           Rate Note, 7/25/37 (144A)                               140,387
    118,245         3.48        BBB+/Ba1   Bear Stearns ARM Trust 2004-9, Floating
                                           Rate Note, 11/25/34                                     118,682
    150,000         5.21         NR/Baa2   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR7, Floating
                                           Rate Note, 2/11/41                                      154,206
    694,604                        NR/NR   Cendant Mortgage Corp., 6.25%,
                                           3/25/32 (144A)                                          657,797
    509,345         0.40         A+/Baa1   Chevy Chase Funding LLC Mortgage-Backed
                                           Certificates Series 2005-A, Floating Rate
                                           Note, 1/25/36 (144A)                                    428,964
    805,860                         A/NR   CHL Mortgage Pass-Through Trust
                                           2002-J4, 5.5%, 10/25/32                                 833,428
    557,975         0.74        AA+/Baa1   CHL Mortgage Pass-Through Trust
                                           2004-29, Floating Rate Note, 2/25/35                    526,050
    228,359                      NR/Baa3   CHL Mortgage Pass-Through Trust
                                           2004-9, 5.25%, 6/25/34                                  235,889
    250,070                      NR/Caa1   CHL Mortgage Pass-Through Trust
                                           2005-19, 5.5%, 8/25/35                                  255,887
     26,657         0.34          A+/Aaa   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                           26,359
    522,521         0.41        BBB-/Aa2   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                          502,571
    222,339                       NR/Aa2   Citigroup Mortgage Loan Trust, Inc.,
                                           7.0%, 9/25/33                                           230,210
    220,837         5.50           CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 11/25/35                             27,325

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 25

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    247,714         2.85           CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 4/25/35                      $      176,994
    180,289         0.64         BBB+/A2   CNL Commercial Mortgage Loan Trust
                                           2003-2, Floating Rate Note,
                                           10/25/30 (144A)                                         160,457
     59,778         1.19           NR/WR   Collateralized Mortgage Obligation Trust
                                           44, Floating Rate Note, 7/1/18                           60,399
    494,209         0.30         AAA/Aaa   COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)                     488,945
  1,000,000         0.33          AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)                     958,547
    331,304         0.38           A+/A1   COMM 2007-FL14 Mortgage Trust,
                                           Floating Rate Note, 6/15/22 (144A)                      327,013
     30,267                       NR/Aaa   Commercial Mortgage Pass Through
                                           Certificate Series 2003-ML1,
                                           4.767%, 3/12/39                                          30,269
    597,741         2.14          AAA/NR   Commercial Mortgage Pass Through
                                           Certificates, Floating Rate Note,
                                           11/17/26 (144A)                                         606,280
     53,684         1.45          AAA/NR   Deutsche Mortgage Securities, Inc.,
                                           REMIC Trust Series 2010-RS2, Floating
                                           Rate Note, 6/28/47 (144A)                                54,490
    146,121         0.57         AA+/Aa3   DSLA Mortgage Loan Trust 2004-AR3,
                                           Floating Rate Note, 7/19/44                             138,107
    200,000         1.31          AA-/NR   Extended Stay America Trust, Floating
                                           Rate Note, 12/5/31 (144A)                               200,018
     63,910         2.59         BBB+/A1   First Horizon Mortgage Pass-Through Trust
                                           2004-AR1, Floating Rate Note, 2/25/34                    62,736
     44,733                       CCC/NR   First Horizon Mortgage Pass-Through Trust
                                           2006-1, 6.0%, 5/25/36                                    44,795
    131,026         0.63         AA+/Aa2   GE Business Loan Trust 2003-1, Floating
                                           Rate Note, 4/15/31 (144A)                               124,749
    311,768         0.49          AA/Aa2   GE Business Loan Trust 2004-1, Floating
                                           Rate Note, 5/15/32 (144A)                               301,024
    148,682         0.37           A/Aa3   GE Business Loan Trust 2007-1, Floating
                                           Rate Note, 4/16/35 (144A)                               136,470
    377,469                       NR/Aaa   GE Capital Commercial Mortgage Corp.,
                                           5.145%, 7/10/37                                         380,728
    445,000         5.34          NR/Aa3   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 7/10/37 (144A)                      452,363
    600,000         5.34         NR/Baa2   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 7/10/37 (144A)                      604,898
    500,000         5.15         BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 7/10/45 (144A)                      502,109
    250,000         5.31       BBB+/Baa2   GMAC Commercial Mortgage Securities,
                                           Inc., Series 2003-C1 Trust, Floating Rate
                                           Note, 5/10/36 (144A)                                    250,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    150,000         5.46           B+/NR   GMAC Commercial Mortgage Securities,
                                           Inc., Series 2003-C2 Trust, Floating Rate
                                           Note, 5/10/40 (144A)                             $      147,437
    496,796                      AAA/Aaa   GMAC Commercial Mortgage Securities,
                                           Inc., Series 2003-C3 Trust,
                                           5.023%, 4/10/40                                         506,477
    400,000         1.65          NR/Aa3   GS Mortgage Securities Corp., II, Floating
                                           Rate Note, 11/8/29 (144A)                               401,457
    350,000                        NR/NR   GS Mortgage Securities Corp., II, 4.209%,
                                           2/10/21 (144A)                                          353,500
    500,000         1.26         AAA/Aaa   GS Mortgage Securities Corp., II, Floating
                                           Rate Note, 3/6/20 (144A)                                500,878
    100,000         2.20           AA/NR   GS Mortgage Securities Corp., II, Floating
                                           Rate Note, 3/6/20 (144A)                                100,493
    376,480         2.59           B+/NR   GSR Mortgage Loan Trust 2003-9,
                                           Floating Rate Note, 8/25/33                             379,738
    418,932         3.06           A+/B1   GSR Mortgage Loan Trust 2004-7,
                                           Floating Rate Note, 6/25/34                             422,202
    231,626         5.25          BB-/NR   GSR Mortgage Loan Trust 2005-AR4,
                                           Floating Rate Note, 7/25/35                             228,659
    483,826         0.55         AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 6/25/34                             479,576
  1,629,937         0.84         BBB/Ba3   Impac CMB Trust Series 2004-4, Floating
                                           Rate Note, 9/25/34                                    1,554,776
    483,220         4.92         AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Pass Through Certs Ser
                                           2003-LN1, Floating Rate Note, 10/15/37                  487,938
    650,000         2.07          AA/Aa2   JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           10/15/25 (144A)                                         658,453
    198,801                       NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-CIBC15,
                                           5.819%, 6/12/43                                         200,960
    290,708                       NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-CIBC17,
                                           5.45%, 12/12/43                                         290,817
  1,317,327         0.33          NR/Aa2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating Rate
                                           Note, 11/15/18 (144A)                                 1,299,436
    212,191         0.56          NR/Ba1   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating Rate
                                           Note, 11/15/18 (144A)                                   179,530
    250,000         0.36          AA/Aa3   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-LDP9, Floating Rate
                                           Note, 5/15/47                                           248,218
    475,000         5.73         AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-CIBC19, Floating
                                           Rate Note, 2/12/49                                      485,693

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 27

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    547,277         2.31        BBB/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                           Floating Rate Note, 10/25/33                     $      556,905
    453,861         2.52        AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                           Floating Rate Note, 2/25/34                             468,638
     76,244         2.58        BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                           Floating Rate Note, 7/25/35                              76,652
     64,454                      NR/Caa3   JP Morgan Mortgage Trust 2006-S3,
                                           6.0%, 8/25/36                                             3,397
    650,000         5.62         BBB+/NR   LB-UBS Commercial Mortgage Trust
                                           2002-C4, Floating Rate Note,
                                           10/15/35 (144A)                                         648,932
    247,027                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2004-C1, 4.568%, 1/15/31                                253,852
    500,000                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2004-C2, 4.367%, 3/15/36                                514,487
    120,852                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2005-C3, 4.664%, 7/15/30                                122,997
    175,412         6.16         AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2008-C1, Floating Rate Note, 4/15/41                    186,306
    939,326         0.37         AA+/Aaa   Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2006-LLF C5,
                                           Floating Rate Note, 9/15/21 (144A)                      928,141
     80,367         0.90          BB/Aaa   Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2007-LLF C5,
                                           Floating Rate Note, 6/15/22 (144A)                       79,697
    268,680         0.43          A+/Aa2   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           4/25/31 (144A)                                          231,310
    527,309         0.45          A+/Aa3   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           9/25/30 (144A)                                          460,025
    339,476         0.72           BB/B2   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           9/25/30 (144A)                                          167,158
    250,000         1.30           A+/B1   Master Adjustable Rate Mortgages Trust
                                           2004-11, Floating Rate Note, 11/25/34                   222,058
     48,818                       AAA/NR   Master Alternative Loan Trust 2004-13,
                                           4.5%, 1/25/15                                            48,934
    164,553         0.60          AA+/NR   Master Asset Securitization Trust 2003-6,
                                           Floating Rate Note, 7/25/18                             162,701
    218,683         6.62           A-/NR   Master Seasoned Securitization Trust
                                           2005-1, Floating Rate Note, 9/25/32                     229,296
    622,383         1.28       BBB+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-A, Floating Rate
                                           Note, 3/25/28                                           613,613
    208,200         2.40         A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-G, Floating Rate
                                           Note, 1/25/29                                           210,833

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    267,522         0.66           A+/A3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-A, Floating Rate
                                           Note, 4/25/29                                    $      261,541
    299,947         1.11         A+/Baa2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-G, Floating Rate
                                           Note, 1/25/30                                           290,640
    223,861         2.44          BBB/B3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2005-2, Floating Rate
                                           Note, 10/25/35                                          221,656
    138,276         5.29          NR/Aaa   ML-CFC Commercial Mortgage Trust
                                           2006-3, Floating Rate Note, 7/12/46                     139,933
    700,000                        NR/NR   Morgan Stanley Re-REMIC Trust 2010-R9,
                                           5.0%, 11/26/36 (144A)                                   708,596
    290,678         1.40         AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                           Floating Rate Note, 8/25/29 (144A)                      290,375
    171,416         0.45          BB+/B2   Opteum Mortgage Acceptance Corp.,
                                           Asset Backed Pass-Through Certificates
                                           2005-5, Floating Rate Note, 12/25/35                    167,414
    206,197                        NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                           12/25/27 (Step) (144A)                                  201,767
    295,000                        A+/NR   Prudential Commercial Mortgage Trust
                                           2003-PWR1, 4.706%, 2/11/36                              294,901
    680,871                       BB+/B2   RAAC Series 2004-SP2 Trust,
                                           6.0%, 1/25/32                                           694,764
    267,444         6.25         BBB+/NR   RAMP Series 2004-SL4 Trust, Floating
                                           Rate Note, 5/25/18                                      273,419
    166,404         1.60          B-/Ba1   RESI Finance LP, Floating Rate Note,
                                           9/10/35 (144A)                                          146,701
  1,885,213         0.60         BBB+/NR   Residential Asset Securitization Trust
                                           2003-A2, Floating Rate Note, 5/25/33                  1,705,417
     27,488         0.70          AA+/NR   Residential Asset Securitization Trust
                                           2003-A6, Floating Rate Note, 7/25/33                     27,428
    441,022                         B/NR   Residential Asset Securitization Trust
                                           2004-A9, 5.75%, 12/25/34                                451,510
    408,015                       CCC/NR   Residential Asset Securitization Trust
                                           2005-A9, 5.5%, 7/25/35                                  407,298
    355,172         2.68         BBB+/B2   SASCO Mortgage Pass-through
                                           Certificates Series 2004-S4, Floating
                                           Rate Note, 12/25/34                                     361,502
    280,566         0.82        AA+/Baa3   Sequoia Mortgage Trust 2003-5, Floating
                                           Rate Note, 9/20/33                                      277,257
    209,742         0.52         A+/Baa3   Sequoia Mortgage Trust 2004-10,
                                           Floating Rate Note, 11/20/34                            206,372
    870,099         0.47          A/Baa1   Sequoia Mortgage Trust 2004-12,
                                           Floating Rate Note, 1/20/35                             811,883
    304,991         0.80           AA/A3   Sequoia Mortgage Trust 2004-12,
                                           Floating Rate Note, 1/20/35                             288,265

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 29

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    370,164         1.88        AA+/Baa3   Sequoia Mortgage Trust 2004-7, Floating
                                           Rate Note, 8/20/34                               $      369,943
    541,758         0.74          AA+/B1   Sequoia Mortgage Trust 2005-1, Floating
                                           Rate Note, 2/20/35                                      537,445
    116,747                      NR/Baa3   SMA Issuer I LLC, 3.5%, 8/20/25 (144A)                  117,352
    371,206         2.22          AAA/NR   Springleaf Mortgage Loan Trust 2012-2,
                                           Floating Rate Note, 10/25/57 (144A)                     375,586
    689,498         3.74        CCC/Caa3   Structured Asset Mortgage Investments II
                                           Trust 2005-AR2, Floating Rate
                                           Note, 5/25/45                                           486,410
    548,355         0.75          AA+/A1   Structured Asset Mortgage Investments II
                                           Trust 2005-F1, Floating Rate
                                           Note, 8/26/35                                           544,859
    531,037         0.70         A+/Baa3   Structured Asset Securities Corp., Mortgage
                                           Pass-Through Certificates Series 2003-35,
                                           Floating Rate Note, 12/25/33                            515,631
    284,501         2.89         A+/Baa3   Structured Asset Securities Corp., Mortgage
                                           Certificates Series 2003-31A, Floating Rate
                                           Note, 10/25/33                                          289,853
  1,218,273         2.60         A+/Baa3   Structured Asset Securities Corp Mortgage
                                           Pass-Through Certificates Series 2003-24A,
                                           Floating Rate Note, 7/25/33                           1,195,451
    266,422         0.85           NR/NR   Structured Asset Securities Corp Reverse
                                           Mortgage Loan Trust 2002-RM1, Floating
                                           Rate Note, 10/25/37 (144A)                              263,591
    398,435         1.78          AAA/A1   Thornburg Mortgage Securities Trust
                                           2004-1, Floating Rate Note, 3/25/44                     401,477
  1,459,791         0.94       BBB+/Baa3   Thornburg Mortgage Securities Trust
                                           2004-3, Floating Rate Note, 9/25/44                   1,431,170
    328,556         1.86         AA+/Ba1   Thornburg Mortgage Securities Trust Class
                                           II2A, Floating Rate Note, 3/25/44                       327,710
    255,283         4.08         AAA/Ba1   Thornburg Mortgage Securities Trust Class
                                           II4A, Floating Rate Note, 3/25/44                       256,190
    525,000                      AAA/Aa1   Timberstar Trust, 5.668%, 10/15/36 (144A)               601,011
    404,425         0.78         BB+/Aaa   UBS Commercial Mortgage Trust
                                           2007-FL1, Floating Rate Note,
                                           7/15/24 (144A)                                          397,395
 78,410,257         0.02         AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2006-C26, Floating Rate
                                           Note, 6/15/45                                            18,818
    500,000         5.61          AA-/NR   Wachovia Commercial Mortgage Securities,
                                           Inc., Commercial Mortgage Pass-Through
                                           Certificates Series 03-C4, Floating Rate
                                           Note, 4/15/35 (144A)                                    499,274
    650,000         5.30          BBB/NR   WaMu Commercial Mortgage Securities
                                           Trust, Floating Rate Note, 5/25/36 (144A)               667,938
    990,979                       AA+/NR   WaMu Mortgage Pass Through Certificates,
                                           5.0%, 10/25/18                                        1,022,850

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    241,943                     AA+/Baa3   Wells Fargo Mortgage Backed Securities
                                           2003-15 Trust, 4.75%, 12/25/18                   $      249,138
    463,284         5.00          NR/Ba2   Wells Fargo Mortgage Backed Securities
                                           2005-AR6 Trust, Floating Rate
                                           Note, 4/25/35                                           473,037
     72,007                       AA+/A1   Wells Fargo Mortgage Backed Securities
                                           2006-16 Trust, 5.0%, 11/25/36                            74,639
    633,152                      NR/Caa1   Wells Fargo Mortgage Backed Securities
                                           2006-2 Trust, 5.75%, 3/25/36                            636,264
                                                                                            --------------
                                                                                            $   51,147,791
                                                                                            --------------
                                           Total Banks                                      $   51,147,791
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 3.2%
                                           Other Diversified Financial Services -- 2.6%
    210,000                      A+/Baa2   American Tower Trust, 5.957%,
                                           4/15/37 (144A)                                   $      213,447
    275,391         3.13          AA+/NR   Banc of America Mortgage 2003-F Trust,
                                           Floating Rate Note, 7/25/33                             278,089
     27,555                       BB+/NR   Banc of America Mortgage Trust 2004-7,
                                           4.5%, 8/25/19                                            28,010
    139,971         0.94        AA+/Baa1   Bear Stearns ALT-A Trust 2004-13,
                                           Floating Rate Note, 11/25/34                            138,012
     26,993                       NR/Aaa   Commercial Mortgage Pass-Through
                                           Certificates Series 2007-C1,
                                           5.268%, 2/15/40                                          26,999
    180,723         0.32        BBB+/Aaa   Commercial Mortgage Pass-Through
                                           Certificates Series 2007-TFL1, Floating
                                           Rate Note, 2/15/22 (144A)                               176,809
     71,231                      AAA/Aaa   Commercial Mortgage Trust 2003-C1,
                                           4.111%, 7/5/35                                           71,313
    600,000         4.09           NR/NR   CSMC Series 2010-16, Floating Rate
                                           Note, 6/25/50 (144A)                                    589,135
    240,874         0.40        BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                           Floating Rate Note, 12/25/36                            220,662
    148,447         2.55         BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                           Series MLMI 2005-A2, Floating Rate
                                           Note, 2/25/35                                           150,168
    254,340         2.55           A+/NR   Merrill Lynch Mortgage Investors Trust
                                           Series MLMI 2005-A2, Floating Rate
                                           Note, 2/25/35                                           255,904
    250,000         0.90         BBB+/A3   Morgan Stanley Capital I, Inc., Class C,
                                           Floating Rate Note, 12/15/20 (144A)                     233,000
    215,953                      NR/Baa3   ORES NPL LLC, 4.0%, 9/25/44 (144A)                      216,383
    440,017         0.75         NR/Baa3   RALI Series 2002-QS16 Trust, Floating
                                           Rate Note, 10/25/17                                     416,261
    950,000                     AAA/Baa3   RALI Series 2003-QR24 Trust,
                                           4.0%, 7/25/33                                           945,678

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 31

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
     66,416                       NR/Ba1   RALI Series 2003-QS14 Trust,
                                           5.0%, 7/25/18                                    $       67,876
    250,000                      BB+/Ba3   RALI Series 2003-QS15 Trust,
                                           5.5%, 8/25/33                                           258,253
    325,000                     BBB/Baa3   RALI Series 2003-QS17 Trust,
                                           5.5%, 9/25/33                                           334,272
    921,785                     BBB+/Ba1   RALI Series 2004-QS1 Trust,
                                           4.25%, 1/25/34                                          933,402
    198,259         0.75        BBB+/Ba1   RALI Series 2004-QS1 Trust, Floating
                                           Rate Note, 1/25/34                                      190,647
    304,575                        NR/B3   RALI Series 2004-QS16 Trust,
                                           5.5%, 12/25/34                                          300,206
    210,456                      BB+/Ba3   RALI Series 2004-QS5 Trust,
                                           4.75%, 4/25/34                                          218,823
    217,164         3.12         BB+/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust Class 1A1, Floating Rate
                                           Note, 3/25/34                                           212,019
     69,272         0.94         AAA/Aa1   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 1/25/35                  68,945
    406,160         2.73           NR/NR   Vericrest Opportunity Loan Transferee,
                                           Floating Rate Note, 11/25/60 (144A)                     407,939
                                                                                            --------------
                                                                                            $    6,952,252
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.3%
     23,111         0.30           A/Aaa   IndyMac INDX Mortgage Loan Trust
                                           2007-FLX1, Floating Rate Note, 2/25/37           $       23,088
    700,000         1.70         AAA/Aaa   Permanent Master Issuer Plc, Floating
                                           Rate Note, 7/15/42 (144A)                               707,180
                                                                                            --------------
                                                                                            $      730,268
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.1%
    273,554         4.54        AA+/Baa3   GMACM Mortgage Loan Trust 2003-AR1,
                                           Floating Rate Note, 10/19/33                     $      282,601
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.0%+
    120,143         2.87           NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                           5/26/37 (144A)                                   $      120,543
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.2%
    460,000                        NR/A3   Morgan Stanley Dean Witter Capital I Trust
                                           2001-TOP3, 6.79%, 7/15/33                        $      470,252
                                                                                            --------------
                                           Total Diversified Financials                     $    8,555,916
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.2%
                                           Mortgage REIT -- 1.2%
    703,256                      AAA/Aaa   American Home Mortgage Investment
                                           Trust 2004-3, 5.01%, 10/25/34 (Step)             $      728,496
    290,916         2.46         AA+/Ba1   American Home Mortgage Investment
                                           Trust 2005-1, Floating Rate
                                           Note, 6/25/45                                           289,054
    115,409                       BBB/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., 5.25%, 10/25/19                       117,196
     71,613                        B+/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., 5.5%, 6/25/33                          71,488
    776,521                       NR/Aaa   Credit Suisse First Boston Mortgage
                                           Securities Corp., 7.13%, 11/15/30                       781,639
    345,849                    BBB+/Baa3   Credit Suisse First Boston Mortgage
                                           Securities Corp., 7.5%, 5/25/32                         358,326
    114,078         2.80        BBB+/Ba1   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate
                                           Note, 11/25/33                                          112,210
    171,268         4.90          AAA/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate
                                           Note, 12/15/36                                          173,425
    141,151         1.55          AA+/A3   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate
                                           Note, 12/25/33                                          135,492
    130,111         1.70           NR/WR   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate
                                           Note, 8/25/33                                           124,202
    750,000         6.45          D/Caa2   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           9/15/34 (144A)                                          356,708
                                                                                            --------------
                                                                                            $    3,248,236
                                                                                            --------------
                                           Total Real Estate                                $    3,248,236
----------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 7.2%
     86,529                        NR/NR   Fannie Mae Benchmark REMIC,
                                           5.45%, 12/25/20                                  $       87,955
  4,250,829         3.74          NR/Aa1   Fannie Mae Grantor Trust 2001-T1,
                                           Floating Rate Note, 10/25/40                          4,088,132
  1,147,181         3.38           NR/NR   Fannie Mae Grantor Trust 2004-T2,
                                           Floating Rate Note, 7/25/43                           1,229,541
    369,801                        NR/NR   Fannie Mae REMICS, 3.0%, 1/25/21                        384,306
    311,037                        NR/NR   Fannie Mae REMICS, 4.0%, 6/25/37                        317,001
     50,239                        NR/NR   Fannie Mae REMICS, 5.0%, 9/25/39                         52,077
    148,173                        NR/NR   Fannie Mae REMICS, 5.5%, 10/25/32                       149,456
     18,213                        NR/NR   Fannie Mae REMICS, 5.69%, 1/25/32                        18,326
    329,468                        NR/NR   Fannie Mae REMICS, 6.0%, 3/25/35                        347,031

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 33

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
    179,245                        NR/NR   Fannie Mae REMICS, 6.0%, 6/25/29                 $      201,874
    842,644         1.07           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 1/25/24                                           847,136
    191,000         0.40           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 10/27/37                                          190,021
  1,087,979         0.50           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/42                                        1,090,376
    149,071         0.51           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 2/25/35                                           149,375
    123,228         0.60           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 4/25/34                                           123,858
    582,753         0.75           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 5/25/40                                           586,055
    228,551         0.50           NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/35                                           228,669
  1,119,871         2.79           NR/NR   Fannie Mae Trust 2003-W2, Floating
                                           Rate Note, 7/25/42                                    1,109,310
    291,544         2.75           NR/NR   Fannie Mae Trust 2005-W3, Floating
                                           Rate Note, 4/25/45                                      300,977
    312,257         2.29           NR/NR   Fannie Mae Trust 2005-W4, Floating
                                           Rate Note, 6/25/35                                      324,571
    158,321                        NR/NR   Freddie Mac REMICS, 4.0%, 12/15/22                      161,424
    304,714                       NR/Aa1   Freddie Mac REMICS, 4.0%, 6/15/22                       308,559
     11,392                        NR/NR   Freddie Mac REMICS, 4.5%, 8/15/17                        11,405
     92,854                        NR/NR   Freddie Mac REMICS, 5.0%, 10/15/33                       92,969
    333,646                        NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                       343,439
    251,620                        NR/NR   Freddie Mac REMICS, 5.5%, 10/15/35                      262,654
     22,524                        NR/NR   Freddie Mac REMICS, 5.5%, 3/15/32                        22,803
    109,704                        NR/NR   Freddie Mac REMICS, 5.5%, 3/15/33                       111,261
    306,780                        NR/NR   Freddie Mac REMICS, 6.0%, 4/15/36                       307,820
    132,744         0.50           NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 1/15/36                                           133,093
    459,720         0.65           NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 1/15/41                                           462,250
    192,757         0.55           NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/36                                          193,288
    132,807         0.45           NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/36                                          132,816
    297,129                        NR/NR   Government National Mortgage
                                           Association, 3.0%, 4/20/41                              311,569
     30,485                       NR/Aa1   Government National Mortgage
                                           Association, 4.009%, 5/16/37                             30,540
    259,942                       NR/Aa1   Government National Mortgage
                                           Association, 4.549%, 6/16/28                            263,810

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
  1,107,613                        NR/NR   Government National Mortgage
                                           Association, 5.0%, 1/20/16                       $    1,153,576
    218,198                        NR/NR   Government National Mortgage
                                           Association, 5.0%, 4/20/36                              234,959
    858,890         0.65           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 1/20/34                860,079
  3,078,514         1.69           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 10/16/43               207,830
 12,456,020         0.56           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 11/16/51               485,448
 12,097,574         1.32         AAA/Aa1   Government National Mortgage
                                           Association, Floating Rate Note, 2/16/52                582,317
  1,977,433         1.03           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 2/16/53                173,557
  3,441,631         1.18           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 3/16/51                143,912
  1,186,467         1.05           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 3/16/53                101,658
  1,972,834         1.10           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 8/16/52                156,781
  1,779,177         1.07           NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 9/16/52                161,106
                                                                                            --------------
                                                                                            $   19,236,970
                                                                                            --------------
                                           Total Government                                 $   19,236,970
----------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $84,067,786)                               $   82,188,913
----------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 29.0%
                                           ENERGY -- 1.7%
                                           Oil & Gas Equipment & Services -- 0.3%
    739,000                    BBB-/Baa2   Weatherford International, Ltd., Bermuda,
                                           5.15%, 3/15/13                                   $      739,824
----------------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 0.6%
    700,000                         A/A1   ConocoPhillips Co., 1.05%, 12/15/17              $      698,307
    940,000         0.68         AA-/Aa1   Total Capital Canada, Ltd., Floating Rate
                                           Note, 1/15/16                                           944,284
                                                                                            --------------
                                                                                            $    1,642,591
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.3%
    250,000                        A/Aa3   Ras Laffan Liquefied Natural Gas Co.,
                                           Ltd., III, 5.5%, 9/30/14 (144A)                  $      266,250
    500,000                    BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                           3/13/13 (144A)                                          500,650
                                                                                            --------------
                                                                                            $      766,900
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 35

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.5%
    650,000                        A-/A3   TransCanada PipeLines, Ltd.,
                                           0.75%, 1/15/16                                   $      649,668
    750,000                     BBB/Baa2   Williams Partners LP, 3.8%, 2/15/15                     791,260
                                                                                            --------------
                                                                                            $    1,440,928
                                                                                            --------------
                                           Total Energy                                     $    4,590,243
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.7%
                                           Industrial Gases -- 0.2%
    500,000                     BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                     $      506,306
----------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
    536,000                     BBB/Baa2   Cytec Industries, Inc., 4.6%, 7/1/13             $      540,629
----------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.1%
    360,000                    BBB+/Baa2   CRH America, Inc., 5.3%, 10/15/13                $      369,415
----------------------------------------------------------------------------------------------------------
                                           Gold -- 0.2%
    500,000                    BBB+/Baa1   Barrick Gold Corp., 1.75%, 5/30/14               $      506,647
                                                                                            --------------
                                           Total Materials                                  $    1,922,997
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.1%
                                           Aerospace & Defense -- 0.5%
    360,000                       BB/Ba2   Bombardier, Inc., 4.25%, 1/15/16 (144A)          $      373,500
    500,000                        A-/A2   Precision Castparts Corp.,
                                           1.25%, 1/15/18                                          499,949
    500,000                         A/A2   United Technologies Corp.,
                                           1.2%, 6/1/15                                            507,356
                                                                                            --------------
                                                                                            $    1,380,805
----------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.2%
    500,000                      AA+/Aa3   General Electric Co., 0.85%, 10/9/15             $      501,564
----------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.4%
  1,000,000                     BBB/Baa2   Glencore Funding LLC, 6.0%,
                                           4/15/14 (144A)                                   $    1,048,950
                                                                                            --------------
                                           Total Capital Goods                              $    2,931,319
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.9%
                                           Auto Parts & Equipment -- 0.3%
    725,000         0.71       BBB+/Baa1   Johnson Controls, Inc., Floating Rate
                                           Note, 2/4/14                                     $      727,008
----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.6%
  1,000,000                    BBB+/Baa1   Hyundai Motor Manufacturing Czech sro,
                                           4.5%, 4/15/15 (144A)                             $    1,063,433
    100,000                      BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                           1/30/15 (144A)                                          106,564

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- (continued)
    500,000                        A-/A3   Volkswagen International Finance NV,
                                           1.6%, 11/20/17 (144A)                            $      501,988
                                                                                            --------------
                                                                                            $    1,671,985
                                                                                            --------------
                                           Total Automobiles & Components                   $    2,398,993
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.3%
                                           Broadcasting -- 0.3%
    750,000                     BBB/Baa2   Discovery Communications LLC,
                                           3.7%, 6/1/15                                     $      796,642
                                                                                            --------------
                                           Total Media                                      $      796,642
----------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.3%
                                           Brewers -- 0.2%
    500,000                    BBB+/Baa1   SABMiller Holdings, Inc., 1.85%,
                                           1/15/15 (144A)                                   $      508,764
----------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.1%
    250,000         0.60         BBB+/A2   Campbell Soup Co., Floating Rate
                                           Note, 8/1/14                                     $      250,728
                                                                                            --------------
                                           Total Food, Beverage & Tobacco                   $      759,492
----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                           Health Care Equipment -- 0.2%
    510,000                       A/Baa1   St Jude Medical, Inc., 2.5%, 1/15/16             $      529,642
----------------------------------------------------------------------------------------------------------
                                           Health Care Distributors -- 0.2%
    500,000                      A-/Baa2   Cardinal Health, Inc., 4.0%, 6/15/15             $      534,886
----------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.4%
  1,000,000                    BBB+/Baa3   Express Scripts Holding Co.,
                                           3.125%, 5/15/16                                  $    1,055,366
                                                                                            --------------
                                           Total Health Care
                                           Equipment & Services                             $    2,119,894
----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.9%
                                           Pharmaceuticals -- 0.2%
    500,000                    BBB-/Baa2   Zoetis, Inc., 1.15%, 2/1/16 (144A)               $      501,454
----------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.7%
    500,000                    BBB+/Baa2   Agilent Technologies, Inc., 2.5%, 7/15/13        $      503,696
    620,000                      BBB+/NR   Agilent Technologies, Inc., 5.5%, 9/14/15               687,125
    750,000                    BBB+/Baa3   Life Technologies Corp., 3.375%, 3/1/13                 750,000
                                                                                            --------------
                                                                                            $    1,940,821
                                                                                            --------------
                                           Total Pharmaceuticals,
                                           Biotechnology & Life Sciences                    $    2,442,275
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 37

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 5.5%
                                           Diversified Banks -- 3.2%
    500,000         1.66            A/NR   Abbey National Treasury Services Plc
                                           London, Floating Rate Note, 6/10/13              $      500,932
    500,000                         A/A2   ABN AMRO Bank NV, 1.375%,
                                           1/22/16 (144A)                                          500,359
    500,000                       A+/Aa3   Bank of Montreal, Ltd., 0.8%, 11/6/15                   500,817
    500,000                    BBB-/Baa3   BBVA US Senior SAU, 3.25%, 5/16/14                      504,750
    500,000                       A+/Aa3   Export-Import Bank of Korea, Ltd.,
                                           1.25%, 11/20/15                                         500,822
  1,700,000         1.10         AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                           1/17/14 (144A)                                        1,711,082
  1,000,000         0.94         AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                           8/12/13 (144A)                                        1,002,580
    500,000                    BBB+/Baa2   Intesa Sanpaolo S.p.A., 3.125%, 1/15/16                 493,344
    500,000         2.69       BBB+/Baa2   Intesa Sanpaolo S.p.A., Floating Rate
                                           Note, 2/24/14 (144A)                                    503,140
    500,000                        A+/A2   Standard Chartered Plc, 3.85%,
                                           4/27/15 (144A)                                          528,540
    500,000                        A/Aa3   The Korea Development Bank, Ltd.
                                           1.0%, 1/22/16                                           498,049
    820,000                         A/A3   Wachovia Corp., 5.25%, 8/1/14                           870,560
    350,000         2.07           A+/A2   Wachovia Corp., Floating Rate
                                           Note, 5/1/13                                            350,944
                                                                                            --------------
                                                                                            $    8,465,919
----------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 1.8%
    103,000                        A-/A2   BB&T Corp., 1.6%, 8/15/17                        $      104,340
    500,000                        A-/A2   BB&T Corp., 5.7%, 4/30/14                               529,737
    500,000         0.73       BBB-/Baa2   Fifth Third Bancorp, Floating Rate
                                           Note, 12/20/16                                          491,119
  1,000,000                        A-/A3   KeyBank NA Cleveland Ohio,
                                           1.65%, 2/1/18                                         1,010,287
    275,000                    BBB+/Baa1   KeyBank NA Cleveland Ohio,
                                           5.8%, 7/1/14                                            293,431
    500,000                    BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                                 534,448
    965,000                    BBB+/Baa1   KeyCorp, 6.5%, 5/14/13                                  976,158
    275,000         8.25        BBB/Baa3   PNC Financial Services Group, Inc.,
                                           Floating Rate Note, 5/29/49 (Perpetual)                 277,436
    500,000                     BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                     538,051
                                                                                            --------------
                                                                                            $    4,755,007
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.5%
    325,000                    BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17           $      345,839
    500,000                     BBB/Baa2   Santander Holdings USA, Inc.
                                           Pennsylvania, 3.0%, 9/24/15                             513,664

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    500,000         0.76         AAA/Aaa   Swedbank Hypotek AB, Floating Rate
                                           Note, 3/28/14 (144A)                             $      501,910
                                                                                            --------------
                                                                                            $    1,361,413
                                                                                            --------------
                                           Total Banks                                      $   14,582,339
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 9.0%
                                           Other Diversified Financial Services -- 5.2%
    500,000                      A-/Baa2   Bank of America Corp., 3.7%, 9/1/15 $                   527,806
    250,000         6.50          BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                           5/24/13 (Cat Bond) (144A)                               252,150
    250,000         0.00           NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                           3/7/16 (Cat Bond) (144A)                                250,000
  1,000,000                    BBB+/Baa3   Citigroup, Inc., 5.0%, 9/15/14                        1,051,917
  1,095,000                      A-/Baa2   Citigroup, Inc., 5.5%, 4/11/13                        1,101,363
    375,000        10.25          BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                           1/8/15 (Cat Bond) (144A)                                383,212
    250,000         6.60          BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                           Rate Note, 8/4/14 (Cat Bond) (144A)                     253,250
    485,000                       AA+/A1   General Electric Capital Corp.,
                                           1.625%, 7/2/15                                          493,543
  1,000,000                       AA+/A1   General Electric Capital Corp.,
                                           1.875%, 9/16/13                                       1,008,274
  1,000,000         1.14          AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 12/20/13                          1,005,090
    500,000         1.00          AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 4/24/14                             503,645
    500,000         0.94          AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 4/7/14                              503,262
    500,000         1.38          AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 8/1/17                              502,083
  1,000,000         6.20          BB-/NR   Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                           (Cat Bond) (144A)                                     1,005,100
    500,000         4.00            A/A2   JPMorgan Chase & Co., Floating Rate
                                           Note, 2/25/21                                           518,150
    500,000         6.00           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                           1/8/14 (Cat Bond) (144A)                                500,450
    500,000         7.25           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                           1/8/14 (Cat Bond) (144A)                                503,850
    500,000         6.25           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                           5/17/13 (Cat Bond) (144A)                               502,450
    500,000         8.25          BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                           5/17/13 (Cat Bond) (144A)                               504,050
    250,000         7.50          BB-/NR   Queen Street II Capital, Ltd., Floating
                                           Rate Note, 4/9/14 (Cat Bond) (144A)                     252,550

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 39

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
    250,000         6.25           BB/NR   Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13
                                           (Cat Bond) (144A)                                $      252,650
    500,000         6.60           BB/NR   Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13
                                           (Cat Bond) (144A)                                       505,750
    250,000         9.00          BB-/NR   Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 6/6/15
                                           (Cat Bond) (144A)                                       261,475
    250,000         7.00           BB/NR   Shore Re, Ltd., Floating Rate Note,
                                           7/8/13 (Cat Bond) (144A)                                253,450
    250,000         3.10         BBB-/NR   Vita Capital IV, Ltd., Floating Rate Note,
                                           1/15/16 (Cat Bond) (144A)                               252,000
    750,000         2.90         BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                           1/15/17 (Cat Bond) (144A)                               754,350
                                                                                            --------------
                                                                                            $   13,901,870
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.3%
    175,000                    BBB+/Baa1   Harley-Davidson Financial Services, Inc.,
                                           3.875%, 3/15/16 (144A)                           $      188,184
    500,000                         A/A2   National Rural Utilities Cooperative
                                           Finance Corp., 5.4%, 10/15/13                           512,212
    150,000                        A+/A3   NYSE Euronext, 2.0%, 10/5/17                            154,305
                                                                                            --------------
                                                                                            $      854,701
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.1%
    500,000                        A+/A1   American Honda Finance Corp., 2.375%,
                                           3/18/13 (144A)                                   $      500,364
    380,000                        A+/A1   American Honda Finance Corp., 6.7%,
                                           10/1/13 (144A)                                          393,219
    500,000                     BB+/Baa3   Banque PSA Finance SA, 3.375%,
                                           4/4/14 (144A)                                           498,021
    475,000                     BBB/Baa1   Capital One Financial Corp.,
                                           1.0%, 11/6/15                                           473,280
    500,000                     BBB/Baa1   Capital One Financial Corp.,
                                           2.125%, 7/15/14                                         508,620
    250,000                     BB+/Baa3   Ford Motor Credit Co., LLC,
                                           2.375%, 1/16/18                                         248,210
    200,000                     BB+/Baa3   Ford Motor Credit Co., LLC,
                                           3.875%, 1/15/15                                         208,165
                                                                                            --------------
                                                                                            $    2,829,879
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.1%
    300,000                       AA-/A1   Franklin Resources, Inc., 3.125%, 5/20/15        $      315,858
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 2.3%
    800,000                      A-/Baa2   Merrill Lynch & Co., Inc.,
                                           6.15%, 4/25/13                                   $      806,088
    500,000                      A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14                 518,518
  1,000,000                      A-/Baa1   Morgan Stanley, Inc., 4.0%, 9/22/20
                                           (Step)                                                1,007,558
    275,000         3.10         A-/Baa1   Morgan Stanley, Inc., Floating Rate
                                           Note, 11/9/18                                           278,056
    500,000         1.54         A-/Baa1   Morgan Stanley, Inc., Floating Rate
                                           Note, 2/25/16                                           501,746
    750,000         2.79         A-/Baa1   Morgan Stanley, Inc., Floating Rate
                                           Note, 5/14/13                                           753,156
    250,000                         A/A2   The Charles Schwab Corp.,
                                           0.85%, 12/4/15                                          250,828
    340,000                        A-/A3   The Goldman Sachs Group, Inc.,
                                           3.7%, 8/1/15                                            359,194
    250,000         1.29           A-/A3   The Goldman Sachs Group, Inc., Floating
                                           Rate Note, 11/21/14                                     251,071
  1,000,000         1.30           A-/A3   The Goldman Sachs Group, Inc., Floating
                                           Rate Note, 2/7/14                                     1,005,554
    475,000         0.76           A-/A3   The Goldman Sachs Group, Inc., Floating
                                           Rate Note, 3/22/16                                      469,359
                                                                                            --------------
                                                                                            $    6,201,128
                                                                                            --------------
                                           Total Diversified Financials                     $   24,103,436
----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 3.2%
                                           Life & Health Insurance -- 0.7%
     50,000                        A+/A1   Allstate Life Global Funding Trusts,
                                           5.375%, 4/30/13                                  $       50,383
    500,000                        A-/NR   Jefferson-Pilot Corp., 4.75%, 1/30/14                   518,024
    250,000                      A-/Baa2   Lincoln National Corp., 4.3%, 6/15/15                   268,424
    475,000                       A/Baa2   Prudential Covered Trust 2012-1,
                                           2.997%, 9/30/15 (144A)                                  495,941
    500,000         0.00         BBB+/NR   Vitality Re IV, Ltd., Floating Rate Note,
                                           1/9/16 (Cat Bond) (144A)                                502,750
                                                                                            --------------
                                                                                            $    1,835,522
----------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.5%
    500,000                    BBB-/Baa3   Genworth Financial, Inc., 5.75%, 6/15/14         $      525,026
    410,000                    BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                           6/15/14 (144A)                                          437,866
    250,000                         A/A2   Metropolitan Life Insurance Co., 7.7%,
                                           11/1/15 (144A)                                          288,792
                                                                                            --------------
                                                                                            $    1,251,684
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 41

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.4%
    500,000                     BBB/Baa3   Sirius International Group, Ltd., 6.375%,
                                           3/20/17 (144A)                                   $      562,718
    500,000                    BBB+/Baa2   XL Group Plc, 5.25%, 9/15/14                            529,088
                                                                                            --------------
                                                                                            $    1,091,806
----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 1.6%
    250,000         8.18          BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                           Rate Note, 1/7/16 (Cat Bond) (144A) $                   249,750
    250,000         4.50         NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                           1/7/15 (Cat Bond) (144A)                                256,650
    250,000        17.75           B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                           4/30/14 (Cat Bond) (144A)                               274,525
    500,000         5.00          BB+/NR   Foundation Re III, Ltd., Floating Rate
                                           Note, 2/25/15 (Cat Bond)                                524,000
    500,000         5.75           BB/NR   Foundation Re III, Ltd., Floating Rate
                                           Note, 2/3/14 (Cat Bond) (144A)                          507,050
    250,000         7.00          BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                           5/8/13 (Cat Bond) (144A)                                251,950
    250,000         6.00          BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                           6/12/15 (Cat Bond) (144A)                               260,850
    250,000         8.50           B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                           Floating Rate Note, 1/5/17
                                           (Cat Bond) (144A)                                       250,875
    250,000         8.22          NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                           5/7/15 (Cat Bond) (144A)                                265,575
    250,000         8.60            B/NR   Queen Street VII Re, Ltd., Floating Rate
                                           Note, 4/8/16 (Cat Bond) (144A)                          249,850
    400,000         4.50          BB+/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 12/6/16
                                           (Cat Bond) (144A)                                       400,600
    250,000         8.00           BB/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 6/6/16
                                           (Cat Bond) (144A)                                       262,775
    350,000        12.93           B-/NR   Successor X, Ltd., Class III-R3, Floating
                                           Rate Note, 1/7/14 (Cat Bond) (144A)                     352,100
    300,000         9.41            B/NR   Successor X, Ltd., Class IV-E3, Floating
                                           Rate Note, 2/25/14 (Cat Bond) (144A)                    301,410
                                                                                            --------------
                                                                                            $    4,407,960
                                                                                            --------------
                                           Total Insurance                                  $    8,586,972
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.3%
                                           Diversified REIT -- 0.1%
    350,000                     BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15           $      372,681
----------------------------------------------------------------------------------------------------------
                                           Office REIT -- 0.2%
    385,000                     BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14             $      398,783
----------------------------------------------------------------------------------------------------------
                                           Specialized REIT -- 1.0%
  1,000,000                    BBB+/Baa1   HCP, Inc., 2.7%, 2/1/14                          $    1,016,620

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Specialized REIT -- (continued)
    500,000                    BBB-/Baa2   Health Care Real Estate Investment Trust,
                                           Inc., 2.25%, 3/15/18                             $      504,436
    780,000                    BBB-/Baa2   Hospitality Properties Trust,
                                           7.875%, 8/15/14                                         826,539
    290,000                    BBB-/Baa3   Senior Housing Properties Trust,
                                           4.3%, 1/15/16                                           301,713
                                                                                            --------------
                                                                                            $    2,649,308
                                                                                            --------------
                                           Total Real Estate                                $    3,420,772
----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                           Computer Hardware -- 0.2%
    470,000                    BBB+/Baa1   Hewlett-Packard Co., 2.625%, 12/9/14             $      480,903
                                                                                            --------------
                                           Total Technology Hardware & Equipment            $      480,903
----------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.5%
                                           Semiconductors -- 0.5%
    700,000                        A+/A1   Intel Corp., 1.35%, 12/15/17                     $      701,548
    750,000                    BBB+/Baa1   Maxim Integrated Products, Inc.,
                                           3.45%, 6/14/13                                          755,962
                                                                                            --------------
                                                                                            $    1,457,510
                                                                                            --------------
                                           Total Semiconductors & Semiconductor
                                           Equipment                                        $    1,457,510
----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 1.3%
                                           Integrated Telecommunication Services -- 1.0%
    500,000                        NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                           6/15/16 (144A)                                   $      540,793
    550,000                        NR/A2   GTP Towers Issuer LLC, 4.436%,
                                           2/15/15 (144A)                                          572,483
    200,000                       NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                           2/15/15 (144A)                                          213,984
    750,000                     BBB/Baa3   Telecom Italia Capital SA, 4.95%, 9/30/14               776,250
    500,000                     BBB/Baa2   Telefonica Emisiones SAU,
                                           3.992%, 2/16/16                                         516,054
                                                                                            --------------
                                                                                            $    2,619,564
----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.3%
    500,000                        NR/A2   Crown Castle Towers LLC, 3.214%,
                                           8/15/15 (144A)                                   $      522,546
    275,000         0.68           A-/A3   Vodafone Group Plc, Floating Rate
                                           Note, 2/19/16                                           275,206
                                                                                            --------------
                                                                                            $      797,752
                                                                                            --------------
                                           Total Telecommunication Services                 $    3,417,316
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 43

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.3%
                                           Electric Utilities -- 0.9%
    500,000                         A/A2   Florida Power Corp., 0.65%, 11/15/15             $      500,160
  1,000,000                     BBB/Baa1   Iberdrola Finance Ireland, Ltd., 3.8%,
                                           9/11/14 (144A)                                        1,028,604
    500,000                    BBB+/Baa1   NextEra Energy Capital Holdings, Inc.,
                                           2.55%, 11/15/13                                         506,657
    380,000                    BBB+/Baa2   Northeast Utilities Co., 5.65%, 6/1/13                  384,734
                                                                                            --------------
                                                                                            $    2,420,155
----------------------------------------------------------------------------------------------------------
                                           Independent Power Producers
                                           & Energy Traders -- 0.4%
    500,000         6.65           BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                           3/13/15 (Cat Bond) (144A)                        $      511,500
    500,000                     BBB/Baa1   PSEG Power LLC, 2.75%, 9/15/16                          520,554
                                                                                            --------------
                                                                                            $    1,032,054
                                                                                            --------------
                                           Total Utilities                                  $    3,452,209
----------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $76,240,543)                               $   77,463,312
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- 18.3%
     73,751                      AAA/Aaa   Fannie Mae, 5.0%, 7/1/15                         $       79,755
    152,501                      AAA/Aaa   Fannie Mae, 5.5%, 12/1/35                               167,128
    253,530                      AAA/Aaa   Fannie Mae, 6.0%, 2/1/34-4/1/38                         282,545
    452,631                      AAA/Aaa   Fannie Mae, 6.5%, 8/1/13-7/1/32                         517,400
    414,289                      AAA/Aaa   Fannie Mae, 7.0%, 7/1/17-1/1/36                         469,341
     24,170                      AAA/Aaa   Fannie Mae, 8.0%, 4/1/14                                 24,454
     64,360         2.86         AAA/Aaa   Fannie Mae, Floating Rate Note, 1/1/25                   64,994
     92,449         2.40         AAA/Aaa   Fannie Mae, Floating Rate Note, 10/1/29                  96,902
    223,904         2.57         AAA/Aaa   Fannie Mae, Floating Rate Note, 10/1/29                 239,333
    329,790         2.56         AAA/Aaa   Fannie Mae, Floating Rate Note, 10/1/36                 343,623
    100,503         2.83         AAA/Aaa   Fannie Mae, Floating Rate Note, 11/1/24                 100,752
      4,504         2.24         AAA/Aaa   Fannie Mae, Floating Rate Note, 11/1/25                   4,790
    121,951         1.58         AAA/Aaa   Fannie Mae, Floating Rate Note, 11/1/40                 126,163
     83,696         2.44         AAA/Aaa   Fannie Mae, Floating Rate Note, 12/1/28                  89,642
    358,621         4.48         AAA/Aaa   Fannie Mae, Floating Rate Note, 12/1/36                 379,146
     20,547         2.70         AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/27                   20,645
      2,055         3.07         AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/33                    2,184
      3,618         2.59         AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/28                    3,855
      3,120         2.36         AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/29                    3,309
     82,035         2.94         AAA/Aaa   Fannie Mae, Floating Rate Note, 7/1/36                   87,891
    446,832                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.0%, 5/1/24                                            475,073

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- (continued)
  1,007,829                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.5%, 7/1/19                                     $    1,086,828
    144,479                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 2/1/21                                            154,977
    116,235                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.5%, 8/1/23                                            125,316
     28,073                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 7/1/16-6/1/17                                      30,223
       3,694        2.50         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 1/1/28                                3,955
    464,658         2.94         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 10/1/31                             467,836
       7,961        2.42         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/1/31                               8,483
    287,733         2.78         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 12/1/31                             290,353
     29,800         2.86         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 4/1/25                               29,925
       2,088        2.65         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 4/1/29                                2,102
       7,958        2.16         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 5/1/25                                7,987
       6,889        2.35         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 7/1/18                                7,124
       1,587        2.38         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/1/31                                1,591
    159,177         2.96         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/1/31                              163,055
    468,612                      AAA/Aaa   Government National Mortgage
                                           Association I, 5.0%, 8/15/19                            518,329
    874,075                      AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/17-11/15/36                   971,198
    151,608                      AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/31-10/15/37                   174,783
       1,707                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 11/15/13                             1,740
    105,142                      AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 6/15/14-10/15/36                   126,847
  1,875,799                      AAA/Aaa   Government National Mortgage
                                           Association II, 6.0%, 5/20/13-11/20/22                2,040,439
  8,500,000                      AA+/Aaa   U.S. Treasury Notes, 0.125%, 12/31/13                 8,496,676
 16,150,000                      AA+/Aaa   U.S. Treasury Notes, 0.125%, 9/30/13                 16,148,102
 11,000,000                      AA+/Aaa   U.S. Treasury Notes, 0.25%, 10/31/13                 11,006,875

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 45

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- (continued)
  3,500,000                      AA+/Aaa   U.S. Treasury Notes, 0.5%, 11/15/13              $    3,508,477
                                                                                            --------------
                                                                                            $   48,952,146
----------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $48,581,115)                               $   48,952,146
----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 3.4%
                                           Municipal Airport -- 0.3%
    300,000                       BBB/A2   Massachusetts Port Authority,
                                           5.0%, 7/1/14                                     $      309,222
    475,000                       BBB/A2   Massachusetts Port Authority,
                                           5.0%, 7/1/16                                            506,141
                                                                                            --------------
                                                                                            $      815,363
----------------------------------------------------------------------------------------------------------
                                           Municipal Development -- 0.1%
    250,000         3.00         AA-/Aa2   Massachusetts Development Finance
                                           Agency, Floating Rate Note, 2/15/36              $      267,578
----------------------------------------------------------------------------------------------------------
                                           Municipal General -- 1.9%
    500,000                        AA/A2   Jobs Ohio Beverage System,
                                           0.872%, 1/1/15                                   $      500,745
  1,500,000         1.31           A+/A1   New Jersey Economic Development
                                           Authority, Floating Rate Note, 6/15/13                1,501,905
  2,000,000                        NR/NR   State of California, 2.5%, 6/20/13                    2,014,020
    500,000                       AA/Aa2   State of Ohio, 3.0%, 6/15/15                            523,350
    500,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                           Supply Corp., III, 5.0%, 12/15/15                       542,800
                                                                                            --------------
                                                                                            $    5,082,820
----------------------------------------------------------------------------------------------------------
                                           Higher Municipal Education -- 0.5%
    690,000         2.70           NR/A2   Massachusetts Health & Educational
                                           Facilities Authority, Floating Rate
                                           Note, 10/1/37                                    $      704,442
    200,000                      AA-/Aa2   New York State Dormitory Authority,
                                           3.0%, 7/1/13                                            201,910
    500,000                       AA/Aa1   University of California, 0.966%, 5/15/17               502,725
                                                                                            --------------
                                                                                            $    1,409,077
----------------------------------------------------------------------------------------------------------
                                           Municipal Pollution -- 0.4%
  1,000,000                      A-/Baa1   County of Power Idaho, 5.625%, 10/1/14           $    1,001,070
----------------------------------------------------------------------------------------------------------
                                           Municipal Transportation -- 0.2%
    500,000                        NR/NR   North Texas Tollway Authority,
                                           2.441%, 9/1/13                                   $      505,210
----------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $9,054,527)                                $    9,081,118
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN INTERESTS -- 2.1%**
                                           MATERIALS -- 0.1%
                                           Metal & Glass Containers -- 0.1%
    195,000         4.50            B/B1   BWAY Holding Co., Initial Term
                                           Loan, 8/31/17                                    $      197,194
----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.0%+
     99,750         5.25         BB+/Ba1   Fortescue Metals Group, Ltd., Term
                                           Loan, 9/18/17                                    $      101,184
                                                                                            --------------
                                           Total Materials                                  $      298,378
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.2%
                                           Aerospace & Defense -- 0.1%
    248,125         3.75        BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                           Loan, 3/27/19                                    $      249,934
----------------------------------------------------------------------------------------------------------
                                           Construction & Farm
                                           Machinery & Heavy Trucks -- 0.0%+
    148,129         4.50          NR/Ba2   Terex Corp., New US Term Loan, 4/28/17           $      150,054
----------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.1%
    245,000         4.50          B+/Ba3   WESCO International, Inc., Tranche B-1
                                           Loan, 12/4/19                                    $      247,833
                                                                                            --------------
                                           Total Capital Goods                              $      647,821
----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Environmental & Facilities Services -- 0.1%
    170,895         2.31       CCC-/Caa2   Synagro Technologies, Inc., Term Loan
                                           (First Lien), 4/2/14                             $      160,385
                                                                                            --------------
                                           Total Commercial Services & Supplies             $      160,385
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.4%
                                           Auto Parts & Equipment -- 0.0%+
    120,806         4.75        BBB/Baa2   Delphi Automotive LLP, Tranche B Term
                                           Loan, 3/31/17                                    $      121,530
----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.4%
    916,050         6.00          BB/Ba1   Chrysler Group LLC, Tranche B Term
                                           Loan, 4/28/17                                    $      936,468
                                                                                            --------------
                                           Total Automobiles & Components                   $    1,057,998
----------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.1%
                                           Apparel, Accessories & Luxury Goods -- 0.1%
    115,000         3.25        BBB-/Ba1   PVH Corp., Tranche B Term
                                           Loan, 12/19/19                                   $      116,121
                                                                                            --------------
                                           Total Consumer Durables & Apparel                $      116,121
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.3%
                                           Casinos & Gaming -- 0.3%
    350,000         4.25          BB/Ba2   MGM Resorts International, Term B
                                           Loan, 12/13/19                                   $      355,375

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 47

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Casinos & Gaming -- (continued)
    498,741         3.75        BBB-/Ba1   Penn National Gaming, Inc., Term B
                                           Facility Loan, 6/29/18                           $      501,996
                                                                                            --------------
                                                                                            $      857,371
                                                                                            --------------
                                           Total Consumer Services                          $      857,371
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.2%
                                           Movies & Entertainment -- 0.2%
    253,871         5.75          NR/Ba1   Cinedigm Digital Funding I LLC, Term
                                           Loan, 3/31/16                                    $      255,458
    194,503         4.50         BB-/Ba2   Live Nation Entertainment, Inc., Term B
                                           Loan, 10/20/16                                          196,203
                                                                                            --------------
                                                                                            $      451,661
                                                                                            --------------
                                           Total Media                                      $      451,661
----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                           Health Care Facilities -- 0.1%
    367,918         3.79          BB/Ba3   Community Health Systems, Inc.,
                                           Extended Term Loan, 7/25/14                      $      371,166
                                                                                            --------------
                                           Total Health Care Equipment & Services           $      371,166
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Investment Banking & Brokerage -- 0.1%
    148,875         4.00          NR/Ba2   LPL Holdings, Inc., Initial Tranche B Term
                                           Loan, 3/6/19                                     $      150,364
                                                                                            --------------
                                           Total Diversified Financials                     $      150,364
----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           Internet Software & Services -- 0.1%
    245,625         4.00         BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term
                                           Loan, 12/15/16                                   $      248,143
----------------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 0.1%
    271,555         3.95          BB/Ba3   SunGard Data Systems, Inc., Tranche C
                                           Term Loan, 2/28/17                               $      273,647
                                                                                            --------------
                                           Total Software & Services                        $      521,790
----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                           Communications Equipment -- 0.2%
    510,000         4.00        BBB-/Ba3   Riverbed Technology, Inc., Loan, 10/29/19        $      516,056
                                                                                            --------------
                                           Total Technology Hardware
                                           & Equipment                                      $      516,056
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.1%
                                           Independent Power Producers & Energy Traders -- 0.1%
    334,173         0.00           NR/NR   AES Corp. Virginia, 2013 Other
                                           Term, 5/27/18                                    $      336,680
                                                                                            --------------
                                           Total Utilities                                  $      336,680
----------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $5,369,526)                                $    5,485,791
----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 100.0%
                                           (Cost $266,855,084) (a)                          $  267,026,048
----------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 0.0%               $       72,631
----------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $  267,098,679
==========================================================================================================

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

+           Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2013, the value of these securities amounted to $65,068,530 or 24.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 28, 2013, the net unrealized loss on investments based on cost for federal income tax purposes of $267,273,990 was as follows:

               Aggregate gross unrealized gain for all investments in which
                  there is an excess of value over tax cost                     $   3,561,288
               Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                        (3,809,230)
                                                                                --------------
               Net unrealized loss                                              $    (247,942)
                                                                                ==============

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 49

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD   Canadian Dollar.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2013 were as follows:

--------------------------------------------------------------------------------
                                               Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                      $38,172,196           $18,942,584
Other Long-Term Securities                     $74,662,334           $33,311,597

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A. The following is a summary of the inputs used as of February 28, 2013, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                      Level 1     Level 2         Level 3    Total
------------------------------------------------------------------------------------------
Asset Backed Securities               $     --    $  43,854,768   $     --   $ 43,854,768
Collateralized Mortgage
   Obligations                              --       82,188,913         --     82,188,913
Corporate Bonds                             --       77,463,312         --     77,463,312
U.S. Government And Agency
   Obligations                              --       48,952,146         --     48,952,146
Municipal Bonds                             --        9,081,118         --      9,081,118
Senior Floating Rate
   Loan Interests                           --        5,485,791         --      5,485,791
------------------------------------------------------------------------------------------
Total                                 $     --    $ 267,026,048   $     --   $267,026,048
==========================================================================================
Other Financial Instruments
Unrealized loss on futures contracts  $ (4,750)              --         --   $     (4,750)
------------------------------------------------------------------------------------------
Total Other Financial Instruments     $ (4,750)   $          --   $     --   $     (4,750)
==========================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Statement of Assets and Liabilities | 2/28/13 (unaudited)

ASSETS:
  Investment in securities (cost $266,855,084)                         $267,026,048
  Cash                                                                      754,834
  Futures collateral                                                         20,900
  Foreign currencies, at value (cost $253,481)                              245,032
  Receivables --
     Investment securities sold                                             348,176
     Fund shares sold                                                       719,397
     Interest                                                             1,106,058
     Due from Pioneer Investment Management, Inc.                             7,691
  Prepaid expenses                                                           34,031
------------------------------------------------------------------------------------
        Total assets                                                   $270,262,167
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                   $  2,299,625
     Fund shares repurchased                                                465,705
     Dividends                                                              251,361
     Variation margin                                                         2,375
  Due to affiliates                                                          69,017
  Accrued expenses                                                           75,405
------------------------------------------------------------------------------------
        Total liabilities                                              $  3,163,488
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                      $276,788,948
  Distributions in excess of net investment income                         (328,591)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                        (9,519,438)
  Net unrealized gain on investments                                        170,964
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                (8,454)
  Net unrealized loss on futures contracts                                   (4,750)
------------------------------------------------------------------------------------
        Total net assets                                               $267,098,679
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $78,374,542/8,056,631 shares)                      $       9.73
  Class B (based on $1,371,575/141,042 shares)                         $       9.72
  Class C (based on $30,228,395/3,114,428 shares)                      $       9.71
  Class Y (based on $157,124,167/16,181,805 shares)                    $       9.71
MAXIMUM OFFERING PRICE:
  Class A ($9.73 (divided by) 97.5%)                                   $       9.98
====================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 51

Statement of Operations (unaudited)

For the Six Months Ended 2/28/13

INVESTMENT INCOME:
  Interest                                                    $  4,059,020
------------------------------------------------------------------------------------------
        Total investment income                                              $  4,059,020
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $    486,553
  Transfer agent fees and expenses
     Class A                                                        14,719
     Class B                                                         2,593
     Class C                                                         6,210
     Class Y                                                           836
  Distribution fees
     Class A                                                        82,986
     Class B                                                         7,821
     Class C                                                       135,558
  Shareholder communications expense                                94,541
  Administrative reimbursements                                     49,676
  Custodian fees                                                    32,230
  Registration fees                                                 26,541
  Professional fees                                                 32,009
  Printing expense                                                  11,096
  Fees and expenses of nonaffiliated trustees                        1,855
  Miscellaneous                                                     52,724
------------------------------------------------------------------------------------------
     Total expenses                                                          $  1,037,948
------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                               (48,304)
------------------------------------------------------------------------------------------
     Net expenses                                                            $    989,644
------------------------------------------------------------------------------------------
        Net investment income                                                $  3,069,376
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS, AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                              $ (1,199,110)
     Futures contracts                                             (15,187)
     Class actions                                                   7,082
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                  185   $ (1,207,030)
------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
     Investments                                              $  1,002,556
     Futures contracts                                              19,625
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies               (7,204)  $  1,014,977
------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                  $   (192,053)
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $  2,877,323
==========================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        2/28/13        Year Ended
                                                                        (unaudited)    8/31/12
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                   $  3,069,376   $   6,056,993
Net realized gain (loss) on investments, futures contracts and foreign
  currency transactions                                                   (1,207,030)         35,525
Change in net unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                              1,014,977       1,748,029
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations               $  2,877,323   $   7,840,547
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.13 and $0.30 per share, respectively)                  $   (872,892)  $  (1,713,026)
     Class B ($0.08 and $0.21 per share, respectively)                       (13,651)        (54,200)
     Class C ($0.09 and $0.22 per share, respectively)                      (254,189)       (549,094)
     Class Y ($0.14 and $0.33 per share, respectively)                    (2,200,292)     (4,204,921)
-----------------------------------------------------------------------------------------------------
        Total distributions to shareowners                              $ (3,341,024)  $  (6,521,241)
=====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                            $ 89,436,884   $  89,439,000
Reinvestment of distributions                                              1,503,386       2,553,715
Cost of shares repurchased                                               (37,759,011)   (138,523,080)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                         $ 53,181,259   $ (46,530,365)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                              $ 52,717,558   $ (45,211,059)
NET ASSETS:
Beginning of period                                                      214,381,121     259,592,180
-----------------------------------------------------------------------------------------------------
End of period                                                           $267,098,679   $ 214,381,121
-----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                        $   (328,591)  $     (56,943)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 53

-----------------------------------------------------------------------------------------
                                '13 Shares   '13 Amount
                                (unaudited)  (unaudited)     '12 Shares    '12 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      3,716,684   $ 36,191,625      3,998,534   $  38,870,067
Reinvestment of distributions       75,659        736,409        156,155       1,504,946
Less shares repurchased         (1,417,692)   (13,523,012)   (10,306,515)    (99,329,477)
-----------------------------------------------------------------------------------------
     Net increase (decrease)     2,374,651   $ 23,405,022     (6,151,826)  $ (58,954,464)
=========================================================================================
Class B
Shares sold or exchanged            36,551   $    355,899        106,867   $   1,028,704
Reinvestment of distributions        1,358         13,216          5,256          50,606
Less shares repurchased            (71,353)      (681,342)      (214,898)     (2,067,368)
-----------------------------------------------------------------------------------------
     Net decrease                  (33,444)  $   (312,227)      (102,775)  $    (988,058)
=========================================================================================
Class C
Shares sold                        922,054   $  8,958,130      1,089,706   $  10,473,902
Reinvestment of distributions       22,069        214,359         48,157         463,195
Less shares repurchased           (390,562)    (3,658,982)    (1,016,608)     (9,776,637)
-----------------------------------------------------------------------------------------
     Net increase                  553,561   $  5,513,507        121,255   $   1,160,460
=========================================================================================
Class Y
Shares sold                      4,501,101   $ 43,931,230      4,058,961   $  39,066,327
Reinvestment of distributions       55,506        539,402         55,564         534,968
Less shares repurchased         (2,046,878)   (19,895,675)    (2,843,245)    (27,349,598)
-----------------------------------------------------------------------------------------
     Net increase                2,509,729   $ 24,574,957      1,271,280   $  12,251,697
=========================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended         Year      Year       Year       Year      Year
                                                                   2/28/13       Ended     Ended      Ended      Ended     Ended
                                                                   (unaudited)   8/31/12   8/31/11    8/31/10    8/31/09   8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  9.72       $  9.64   $   9.75   $   9.40   $  9.52   $  9.76
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $  0.12       $  0.28   $   0.23   $   0.31   $  0.37   $  0.45
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               0.02          0.10      (0.07)      0.36     (0.03)    (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                            $  0.14       $  0.38   $   0.16   $   0.67   $  0.34   $  0.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.13)        (0.30)     (0.27)     (0.32)    (0.46)    (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.01       $  0.08   $  (0.11)  $   0.35   $ (0.12)  $ (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.73       $  9.72   $   9.64   $   9.75   $  9.40   $  9.52
====================================================================================================================================
Total return*                                                         1.42%         4.00%      1.69%      7.19%     3.90%     2.18%
Ratio of net expenses to average net assets+                          0.90%**       0.90%      0.90%      0.90%     0.90%     0.91%
Ratio of net investment income to average net assets+                 2.42%**       2.94%      2.48%      2.78%     3.59%     4.60%
Portfolio turnover rate                                                 43%**         43%        54%        42%       43%       34%
Net assets, end of period (in thousands)                           $78,375       $55,212   $114,080   $130,524   $19,544   $12,499
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.04%**       1.30%      0.99%      1.06%     1.15%     1.00%
   Net investment income                                              2.28%**       2.54%      2.39%      2.61%     3.35%     4.51%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       0.90%**       0.90%      0.90%      0.90%     0.90%     0.90%
   Net investment income                                              2.42%**       2.94%      2.48%      2.78%     3.59%     4.61%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 55

-------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year     Year      Year     Year      Year
                                                              2/28/13      Ended    Ended     Ended    Ended     Ended
                                                              (unaudited)  8/31/12  8/31/11   8/31/10  8/31/09   8/31/08
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $ 9.71       $ 9.63   $  9.75   $ 9.39   $  9.50   $  9.75
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $ 0.08       $ 0.20   $  0.14   $ 0.22   $  0.28   $  0.36
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.01         0.09     (0.07)    0.37     (0.01)    (0.25)
-------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $ 0.09       $ 0.29   $  0.07   $ 0.59   $  0.27   $  0.11
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.08)       (0.21)    (0.19)   (0.23)    (0.38)    (0.36)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ 0.01       $ 0.08   $ (0.12)  $ 0.36   $ (0.11)  $ (0.25)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 9.72       $ 9.71   $  9.63   $ 9.75   $  9.39   $  9.50
=========================================================================================================================
Total return*                                                   0.96%        3.08%     0.68%    6.35%     3.06%     1.16%
Ratio of net expenses to average net assets+                    1.80%**      1.80%     1.80%    1.80%     1.80%     1.80%
Ratio of net investment income to average net assets+           1.60%**      2.10%     1.64%    2.37%     3.15%     3.72%
Portfolio turnover rate                                           43%**        43%       54%      42%       43%       34%
Net assets, end of period (in thousands)                      $1,372       $1,695   $ 2,671   $4,822   $ 6,582   $ 6,798
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.94%**      1.99%     1.87%    1.88%     1.95%     1.85%
   Net investment income                                        1.46%**      1.90%     1.57%    2.29%     3.00%     3.67%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.80%**      1.80%     1.80%    1.80%     1.80%     1.80%
   Net investment income                                        1.60%**      2.10%     1.64%    2.37%     3.15%     3.72%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

---------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year      Year      Year      Year      Year
                                                              2/28/13      Ended     Ended     Ended     Ended     Ended
                                                              (unaudited)  8/31/12   8/31/11   8/31/10   8/31/09   8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  9.70      $  9.62   $  9.73   $  9.38   $  9.49   $  9.74
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $  0.09      $  0.20   $  0.16   $  0.23   $  0.29   $  0.37
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.01         0.10     (0.07)     0.36     (0.01)    (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $  0.10      $  0.30   $  0.09   $  0.59   $  0.28   $  0.12
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.09)       (0.22)    (0.20)    (0.24)    (0.39)    (0.37)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.01      $  0.08   $ (0.11)  $  0.35   $ (0.11)  $ (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.71      $  9.70   $  9.62   $  9.73   $  9.38   $  9.49
===========================================================================================================================
Total return*                                                    1.04%        3.18%     0.93%     6.32%     3.14%     1.25%
Ratio of net expenses to average net assets+                     1.67%**      1.71%     1.67%     1.70%     1.79%     1.73%
Ratio of net investment income to average net assets+            1.67%**      2.08%     1.61%     2.27%     2.74%     3.77%
Portfolio turnover rate                                            43%**        43%       54%       42%       43%       34%
Net assets, end of period (in thousands)                      $30,228      $24,830   $23,464   $20,507   $ 8,549   $ 3,441
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.67%**      1.71%     1.67%     1.70%     1.79%     1.73%
   Net investment income                                         1.67%**      2.08%     1.61%     2.27%     2.74%     3.77%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.67%**      1.71%     1.67%     1.70%     1.79%     1.73%
   Net investment income                                         1.67%**      2.08%     1.61%     2.27%     2.74%     3.77%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 57

-------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year       Year      Year
                                                              2/28/13      Ended      Ended      Ended      Ended     Ended
                                                              (unaudited)  8/31/12    8/31/11    8/31/10    8/31/09   8/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.70     $   9.63   $   9.74   $   9.38   $  9.51   $   9.76
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $   0.14     $   0.31   $   0.27   $   0.34   $  0.40   $   0.48
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           0.01         0.09      (0.07)      0.37     (0.04)     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $   0.15     $   0.40   $   0.20   $   0.71   $  0.36   $   0.24
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.14)       (0.33)     (0.31)     (0.35)    (0.49)     (0.49)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.01     $   0.07   $  (0.11)  $   0.36   $ (0.13)  $  (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.71     $   9.70   $   9.63   $   9.74   $  9.38   $   9.51
===============================================================================================================================
Total return*                                                     1.59%        4.24%      2.06%      7.64%     4.11%      2.45%
Ratio of net expenses to average net assets+                      0.61%        0.61%      0.54%      0.57%     0.63%      0.55%
Ratio of net investment income to average net assets+             2.74%        3.18%      2.78%      3.52%     4.36%      4.98%
Portfolio turnover rate                                             43%          43%        54%        42%       43%        34%
Net assets, end of period (in thousands)                      $157,124     $132,644   $119,377   $115,153   $97,370   $130,475
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.61%        0.61%      0.54%      0.57%     0.63%      0.55%
   Net investment income                                          2.74%        3.18%      2.78%      3.52%     4.36%      4.98%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                   0.61%        0.61%      0.54%      0.57%     0.63%      0.55%
   Net investment income                                          2.74%        3.18%      2.78%      3.52%     4.36%      4.98%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Notes to Financial Statements | 2/28/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 59

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At February 28, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 61 of February 28, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $6,521,241
    ----------------------------------------------------------------------------
       Total                                                          $6,521,241
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $    328,180
    Capital loss carryforward                                        (7,964,436)
    Current year dividend payable                                      (339,814)
    Unrealized depreciation                                          (1,250,498)
    ----------------------------------------------------------------------------
       Total                                                       $ (9,226,568)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and, the mark to market of futures and forward contracts.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,234 in underwriting commissions on the sale of Class A shares during the six months ended February 28 2013.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended February 28, 2013, the Fund recognized gains of $7,082 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2013 was $20,900. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 63 the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended February 28, 2013 was 39.

    At February 28, 2013, open futures contracts were as follows.

--------------------------------------------------------------------------------
                       Number of
                       Contracts      Settlement                   Unrealized
 Type                  Long/(Short)   Month        Value           Loss
--------------------------------------------------------------------------------
 US 5 Yr Note          (38)           6/13         $ (4,711,406)   $     (4,750)
--------------------------------------------------------------------------------
 Total                 (38)                        $ (4,711,406)   $     (4,750)
--------------------------------------------------------------------------------

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80% and 1.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014 for Class A, Class B, and Class C shares. The expense limit in effect through June 1, 2012 for Class Y shares was 0.79%. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,320 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $58,812
 Class B                                                                     334
 Class C                                                                   6,624
 Class Y                                                                  28,771
--------------------------------------------------------------------------------
    Total                                                                $94,541
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $56,901 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,796 in distribution fees payable to PFD at February 28, 2013.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 65

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2013, CDSCs in the amount of $17,954 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At February 28, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended February 28, 2013 was $63,091. There were no open portfolio or settlement hedges at February 28, 2013.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2013 were as follows:

------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as         Asset Derivatives 2012          Liabilities Derivatives 2012
 Hedging Instruments      ----------------------------    --------------------------------
 Under Accounting         Statement of Assets             Statement of Assets
 Standards Codification   and Liabilities                 and Liabilities
 (ASC) 815                Location            Value       Location              Value
------------------------------------------------------------------------------------------
 Futures Contracts*       Net unrealized      $     --    Net unrealized        $(4,750)*
                          appreciation on                 depreciation on
                          futures contracts               futures contracts
------------------------------------------------------------------------------------------
    Total                                     $     --                          $(4,750)
------------------------------------------------------------------------------------------

* Includes cumulative gain (loss) on futures as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is included within the Statement of Assets and Liabilities.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2013 was as follows:

-----------------------------------------------------------------------------------------
 Derivatives Not                                            Realized       Change in
 Accounted for as                                           Gain or        Unrealized
 Hedging Instruments                                        Loss on        Gain or (Loss)
 Under Accounting          Location of Gain or (Loss)       Derivatives    on Derivatives
 Standards Codification    on Derivatives Recognized        Recognized     Recognized
 (ASC) 815                 in Income                        in Income      in Income
-----------------------------------------------------------------------------------------
 Forward foreign           Net realized gain (loss) on
  currency portfolio       forward foreign currency
  hedge contracts          contracts and other assets
                           and liabilities denominated
                           in foreign currencies            $ (9,542)
 Forward foreign           Change in unrealized gain
  currency portfolio       (loss) on forward foreign
  hedge contracts          currency contracts and other
                           assets and liabilities
                           denominated in
                           foreign currencies                              $ 6,621
 Interest rate futures     Net realized gain (loss) on
                           futures contracts                $(15,187)
 Interest rate futures     Change in net unrealized gain
                           (loss) on futures contracts                     $19,625

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2013, the Fund had no borrowings under the credit facility.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 67

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2012 and in the third quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the Fund's

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 69 expense ratio was only 5.3 basis points higher than the median expense ratio of the Fund's Strategic Insight peer group. The Trustees considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio, noting in particular the Fund's shareholder fees and communications expenses.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 71

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                        Vice President
Benjamin M. Friedman                   Mark E. Bradley, Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 73

                           This page for your notes.

74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13 75

                           This page for your notes.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19127-07-0413

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2013

* Print the name and title of each signing officer under his or her signature.